Exhibit 10.11

LEASE AGREEMENT

(NNN R&D TENANT IMPROVEMENTS)

BASIC LEASE INFORMATION

Lease Date:	October 31, 2011

Landlord:	Sequoia M&P, LLC

Landlord’s Address:	c/o JP DINAPOLI COMPANIES, INC.
99 Almaden Boulevard, Suite 565
San Jose, California 95113

Tenant:	Ruckus Wireless, Inc., a Delaware corporation

Tenant’s Address:	After the Commencement Date:

Ruckus Wireless, Inc.
685 West Maude Avenue
Sunnyvale, California 94085

With a Copy To:

Ruckus Wireless, Inc.
880 West Maude Avenue, Suite 100
Sunnyvale, California 94085

Premises:	Approximately 9,800 rentable square feet as shown on Exhibit A.

Premises Address:	685 West Maude Avenue
Sunnyvale, California 94085

Building:	Approximately 20,000 rentable square feet
Lot:	APN 165-42-008
Park:	Approximately 40,000 rentable square feet

Term:	Eighteen (18) months (See Article 2)

Base Rent (¶3):	Six Thousand, Five Hundred Sixty-Six and no/100ths Dollars ($6,566.00) per month.

Advance Rent (¶3):	Six Thousand, Five Hundred Sixty-Six and no/100ths Dollars ($6,566.00)

Security Deposit (¶4):	Six Thousand, Five Hundred Sixty-Six and no/100ths Dollars ($6,566.00)

• Tenant’s Share of Operating Expenses (¶6.1):	49.0%/24.5% of the Building/Park.
• Tenant’s Share of Tax Expenses (¶6.2):	49.0% of the Lot.
• Tenant’s Share of Common Area Utility Costs (¶7.2):	24.5% of the Park.
• Tenant’s Share of Utility Expenses (¶7.1):	49.0% of the Building.

Permitted Uses (¶9):	General office, research and development, sales, storage and other related uses, but only to the extent permitted by the City of Sunnyvale and all agencies and governmental authorities having jurisdiction thereof

Broker (¶33):	Cornish & Carey Commercial for Landlord and James Abarta/Colliers International for Tenant

Exhibits:	Exhibit A - Premises, Building, Lot and/or Park
Exhibit B - Tenant Improvements
Exhibit C - Rules and Regulations
Exhibit D - Landlord’s FF&E
Exhibit E - Intentionally Stricken
Exhibit F - Change of Commencement Date – Example
Exhibit G - Sign Criteria
Exhibit H - Hazardous Materials Disclosure Certificate

NNN R&D TENANT IMPROVEMENTS

LEASE AGREEMENT

The Basic Lease Information set forth on Page 1 and this Lease-is-and shall be construed as a single instrument

1.	PREMISES

Landlord hereby leases the Premises to Tenant upon the terms and conditions contained herein. Tenant shall have the right to use, on a non-exclusive basis, parking areas and ancillary facilities located within the Common Areas of the Park, subject to the terms of this Lease. Landlord and Tenant hereby agree that for purposes of this Lease, as of the Lease Date, the rentable square footage area of each of the Premises, the Building and the Park shall be deemed to be the number of rentable square feet as set forth in the Basic Lease Information. Tenant hereby acknowledges that the rentable square footage of the Premises may include a proportionate share of certain areas used in common by all occupants of the Building and/or the Park (by way of example only, corridors, common restrooms, and an electrical room and/or telephone room). The term “Project” as used herein shall mean and collectively refer to the Building, the Common Areas, the Lot and the Park.

2.	OCCUPANCY; ADJUSTMENT OF COMMENCEMENT DATE

2.1 Landlord and Tenant shall execute a written amendment to this Lease, substantially in the form of Exhibit F hereto, wherein the parties shall specify the actual commencement date, expiration date and the date on which Tenant is to commence paying Rent. The parties agree that (i) the Commencement Date of this Lease shall be the date (the “Commencement Date”) that is the later of October 15, 2011, or (unless waived by Tenant in writing) the date by which all of the following have occurred: (a) Landlord has Substantially Completed (as defined in Exhibit B) the Tenant Improvements in accordance with the Lease, and (b) Landlord has delivered possession of the Premises to Tenant; (ii) any delays in completing the Tenant Improvements which result from changes to the final approved Tenant Improvement plans requested by Tenant (unless as a result of Landlord’s noncompliance or variance from any plans previously-agreed upon by the parties) shall not affect or otherwise extend the Commencement Date; (iii) any delays resulting from Tenant’s pre-Commencement Date occupancy installation, and/or interference with the installation of the Tenant Improvements shall not affect or otherwise extend the Commencement Date; and (iv) Landlord is solely and wholly responsible for the construction, cost and completion of the Tenant Improvements as defined in Exhibit B hereto. If the Lease Term has not commenced, as set forth in this Section 2.1, by November 15, 2011, then Tenant shall have the right to terminate this Lease, and upon such termination, Landlord shall return to Tenant the Advance Rent and Security Deposit; and the parties shall be released from any additional liability hereunder. The Term shall expire on the day immediately preceding the 18th month anniversary of the Commencement Date (the “Expiration Date”). The word “Term” whenever used herein refers to the initial term of this Lease and any valid extension(s) thereof.

2.2 Landlord shall permit Tenant to occupy the Premises after Tenant’s execution and delivery of this Lease and prior to the actual Commencement Date, for purposes of planning and work related to construction of the Tenant Improvements, as well as for purposes of installing in, on or about the Premises, Tenant’s personal property, equipment, fixtures, furnishings and any improvements not included in the definition of Tenant Improvements. Such pre-Commencement Date occupancy shall be at Tenant’s sole risk and subject to all the provisions of this Lease other than the payment of Rent, including, but not limited to requirements to provide a Certificate of insurance. Additionally, Landlord shall have the right to-impose additional reasonable conditions on Tenant’s early occupancy upon-reasonable advance written notice to Tenant.

3.	Rent

On the date that Tenant executes this Lease, Tenant shall deliver to Landlord the original executed Lease, the Advance Rent (which shall be applied against the Rent payable for the first month(s) Tenant is required to pay Rent), and the Security Deposit. On or prior to the Commencement Date or any early occupancy pursuant to the terms of the Lease, Tenant shall deliver to Landlord all insurance certificates evidencing the insurance required to be obtained by Tenant under Section 12 of this Lease. Tenant agrees to pay Landlord the Base Rent, without prior notice or demand, abatement, offset; deduction or claim, in advance at Landlord’s Address on the Commencement Date (except to the extent covered by the Advance Rent) and thereafter on the first (1st) day of each month throughout the balance of the Term of the Lease. In addition to the Base Rent, Tenant shall pay Landlord, as Additional Rent, Tenant’s Share of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses. The term “Rent” whenever used herein refers to the aggregate of all these amounts. The Rent for any fractional part of a calendar month at the commencement or expiration or termination of the Lease Term shall be a prorated amount of the Rent for a full calendar month based upon a thirty (30) day month. The prorated Rent shall be paid on the Commencement Date (except to the extent covered by the Advance Rent) and the first day of the calendar month in which the date of expiration or termination occurs.

4.	SECURITY DEPOSIT

Simultaneously with Tenant’s execution and delivery of this Lease, Tenant shall deliver to Landlord, as a Security Deposit for the faithful performance by Tenant of its obligations under this Lease, the amount specified in the Basic Lease Information. If Tenant is in default hereunder beyond applicable notice and cure periods, if any, Landlord may, but without obligation to do so, use all or any portion of the Security Deposit to the extent necessary to cure the default or to compensate Landlord for all damages sustained by Landlord in connection therewith. Tenant shall, immediately on demand, pay to Landlord a sum equal to the portion of the Security Deposit so applied or used to replenish the amount of the Security Deposit held to increase such deposit to the amount initially deposited with Landlord. At any time after Tenant has become in Chronic Default hereunder, Landlord may require an-increase in the amount of the Security Deposit required hereunder for the then balance of the Term and Tenant shall, immediately on demand, pay to Landlord such additional sums. As soon as practicable after the expiration or termination of this Lease, Landlord shall return the Security Deposit to Tenant, less such amounts as are reasonably necessary, as determined by Landlord, to remedy Tenant’s default(s) hereunder or to otherwise restore the Premises to the condition required by the Lease, reasonable wear and tear excepted. If the cost to restore the Premises to the condition required by the Lease exceeds the amount of the Security Deposit, Tenant shall promptly deliver to Landlord any and all of such excess sums. Landlord shall not be required to keep the Security Deposit separate from other funds, and, unless otherwise required by law, Tenant shall not be entitled to interest on the Security Deposit. In no event or circumstance shall Tenant have the right to any use of the Security Deposit and, specifically, Tenant may not use the Security Deposit as a credit or to otherwise offset any payments required hereunder.

5.	CONDITION OF PREMISES; TENANT IMPROVEMENTS.

Tenant agrees to accept the Premises on the Commencement Date as then being suitable for Tenant’s intended use and in good operating order, condition and repair in its then existing “AS IS” condition, provided the same is broom clean and free of debris and except as otherwise set forth in the Lease and Exhibit B hereto. Tenant shall have use of the existing furniture, fixtures and equipment located within the Premises and listed on Exhibit D. including, but not limited to cubicles, chairs, private office furniture, kitchen furniture, server racks, wiring and all other fixtures in the Premises (“FF&E”), at no additional charge or rent to Tenant. Tenant may reconfigure the cubicles, without obligation to restore them to their original location at the end of the term, but Tenant may not dispose or otherwise discard of excess FF&E not in use, or parts thereof. Tenant agrees to return Landlord’s FF&E at the end of the term in the same condition as when received, except that Tenant may cause of the height of cubicle walls to be reduced by a professional firm, and subject to normal wear and tear and casualty, unless such casualty is caused by Tenant or any of Tenant’s Indemnitees (as defined in Section 13 below). The Tenant Improvements (defined in Exhibit B) shall be installed in accordance with the terms, conditions, criteria and provisions set forth in Exhibit B. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises in good condition and state of repair, subject to punch list items, latent defects and Landlord’s obligations in the last sentence of this Section 5. Tenant expressly acknowledges and agrees that neither Landlord nor any of Landlord’s agents, representatives or employees has made any representations as to the suitability, fitness or condition of the Premises for the conduct of Tenant’s business or for any other purpose, including without limitation, any storage incidental thereto. Any Tenant Improvements to be constructed hereunder shall be in compliance with the requirements of the ADA (defined below), and all costs incurred for purposes of compliance therewith shall be a part of and included in the costs of the Tenant Improvements. During the first three (3) months of the Lease, Landlord shall, within a reasonable time after receipt of notice from Tenant, remedy any failure of the Building or Premises to comply with the following at Landlord’s sole cost and expense: (i) the lighting, electrical, mechanical, HVAC, plumbing, sewer, elevator and other systems serving the Premises and the Building will be in good operating condition and repair, (iii) the landscaping and parking lot will be in good condition and repair, and (iii) the roof of the Building will be in good condition and watertight.

6.	ADDITIONAL RENT

It is intended by Landlord and Tenant that this Lease be a “triple net lease.” The costs and expenses described in this Section 6 and all other sums, charges, costs and expenses specified in this Lease other than Base Rent are to be paid by Tenant to Landlord as additional rent (collectively, “Additional Rent”).

6.1 Operating Expenses: Tenant shall pay to Landlord Tenant’s Share of all Operating Expenses as Additional Rent. The term “Operating Expenses” as used herein shall mean the total amounts paid or payable by Landlord in connection with the ownership, management, maintenance, repair and operation of the Premises and the other portions of the Project. These Operating Expenses may include, but are not limited to, Landlord’s cost of:

6.1.1 repairs to, and maintenance of, the roof membrane, the non-structural portions of the roof and the non-structural elements of the perimeter exterior walls of the Building;

6.1.2 maintaining the outside paved area, landscaping and other common areas of the Park. The term “Common Areas” shall mean au areas and facilities within the Park exclusive of the Premises and the other portions of the Park leasable exclusively to other tenants. The Common Areas include, but are not limited to, interior lobbies, mezzanines, parking areas, access and perimeter roads, sidewalks, and landscaped areas;

6.1.3 annual insurance premium(s) insuring against personal injury and property damage (including, if Landlord elects, “all risk” or “special purpose” coverage) and all other insurance, including, but not limited to, earthquake (not to exceed an amount equal to two times the amount of “all risk” premiums) and flood for the Project, rental value insurance against loss of Rent for a period of at least twelve (12) months commencing on the date of loss, and subject to the provisions of Section 25 below, any deductible;

6.1.4 (i) modifications and/or new improvements to any portion of the Project occasioned by any rules, laws or regulations effective subsequent to the Lease Date; (ii) reasonably necessary replacement improvements to any portion of the Project after the Commencement Date; and (iii) new improvements to the Project that reduce operating costs or improve life/safety conditions, all of the foregoing as reasonably determined by Landlord, in its sole but reasonable discretion, provided however, if any of the foregoing are in the nature of capital improvements, then the cost of such capital improvements shall be amortized on a straight-line basis over a reasonable period, which shall not be less than the lesser of fifteen (15) years or the reasonably estimated useful life of such modifications, new improvements or replacement improvements in question (at an interest rate as reasonably determined by Landlord), and Tenant shall pay Tenant’s Share of the monthly amortized portion of such costs (including interest charges) as part of the Operating Expenses herein;

6.1.5 the management and administration of any and all portions of the Project, including, without limitation, a property management fee (not to exceed three percent (3%) of the gross rents of the Project), accounting, auditing, billing, postage, salaries and benefits for clerical and supervisory employees, whether located on the Project or off-site, payroll taxes and legal and accounting costs and all fees, licenses and permits related to the ownership, operation and management of the Project;

6.1.6 preventative maintenance and repair contracts including, but not limited to, contracts for elevator systems (if any) and heating, ventilation and air conditioning systems, lifts for disabled persons, if Landlord elects to so procure;

6.1.7 security and fire protection systems and services for any portion of the Project, if and to the extent, in Landlord’s sole discretion, such services are provided,

6.1.8 the creation and modification of any licenses, easements or other similar undertakings with respect to the Project;

6.1.9 supplies, materials, equipment, rental equipment and other similar items used in the operation and/or maintenance of the Project;

6.1.10 any barrier removal work or other required improvements, alterations or work to any portion of the Project generally required under the ADA (defined below) (the “ADA Work”); provided, to the extent that such ADA Work is required under the ADA due to Tenant’s particular use of the Premises or any Alteration (defined below) made to the Premises by or on behalf of Tenant, then the cost of such ADA Work shall be borne by Tenant and shall not be included as part of the Operating Expenses; and

6.1.11 the repairs and maintenance items set forth in Section 11.2 below.

Notwithstanding anything in this Section 6.1 to the contrary, the term “Operating Expense” shall not include any of the following and none of the following items shall be payable in whole or in part by or in any way charged to Tenant:

(i) Interest or penalties resulting from late payment of any Operating Expense by Landlord; provided, that Tenant timely pays Tenant’s Share of Operating Expenses and Tax Expenses to Landlord when due as set forth herein;

(ii) Costs associated with the investigation and/or remediation of Hazardous Materials (hereinafter defined) present in, on or about the Premises or the Park, unless such costs and expenses are the responsibility of Tenant as provided in Section 27 of this Lease, in which event such costs and expenses shall be paid solely by Tenant in accordance with the provisions of Section 27 of this Lease;

(iii) Any cost or expense which is actually reimbursed to Landlord through insurance, warranties, condemnation proceeds or otherwise;

(iv) Costs attributable to seeking and obtaining new tenants in the Park as well as retaining existing tenants in the Park (other than Tenant), such as advertising, brokerage commissions, architectural, engineering and attorneys’ fees and costs for renovations and improvements to buildings in the Park other than the Premises;

(v) Any items for which Landlord is actually reimbursed by any other tenant of the Park;

(vi) Real estate brokers’ leasing commissions;

(vii) Other than any interest charges for capital improvements referred to in Section 6.1.4 hereinabove, any fees, interest or payments on any financing for the Building or the Park, rent and other payments under any ground lease of the Building, and any bad debt loss, rent loss or reserves for same;

(viii) Any costs, fines or penalties incurred solely and directly resulting from actual violations by Landlord of any governmental rule or authority for which Landlord is responsible hereunder;

(ix) Costs associated with the operation of the business of the entity which constitutes Landlord or Landlord’s property manager, as the same are distinguished from the cost of operation of the Building or the Park, including partnership or corporate accounting and legal matters, costs of defending any lawsuits with any tenants, mortgagee or lender, costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord’s interest in the Park or the Building, disputes of Landlord with the property management company managing the Park, to the extent any of the aforementioned costs are not, in any way, attributable to the use being made of the Premises by Tenant and Tenant’s Representatives or otherwise attributable to the acts or omissions of Tenant and/or any of Tenant’s Representatives;

(x) Overhead and profit paid to subsidiaries or affiliates of Landlord for management services to the extent that the cost of those items would not have been paid had the services been provided by unaffiliated parties on a competitive basis;

(xi) charitable or political contributions or fees paid to trade associations; and

(xii) costs for sculpture, paintings or other objects of art (and insurance thereon or extraordinary security in connection therewith)

In addition to the foregoing, notwithstanding anything in this Section 6.1 to the contrary, “Operating Expenses” shall not include and Tenant shall in no event have any obligation to perform or to pay directly, or to reimburse Landlord for, all or any portion of the following repairs, maintenance, improvements, replacements, premiums, claims, losses, fees, charges, costs and expenses (collectively, “Costs”): (a) Costs occasioned by the negligence or willful misconduct or violation of any Law by Landlord; (b) Costs occasioned by fire, acts of God, or other casualties or by the exercise of the power of eminent domain, to the extent of proceeds actually received by Landlord (Landlord covenants to use commercially reasonable efforts to collect the same); (c) Costs to correct any construction defect in the Premises or the Building (except those resulting from Alterations and improvements made by Tenant) or to comply with any covenant, condition, restriction, underwriter’s requirement or law applicable to the Premises, the Building or the Project on the Commencement Date; (d) Costs of any renovation, improvement, painting or redecorating of any portion of the Building or the Project not made available for Tenant’s use; (e) Costs incurred in connection with marketing or advertising the Project, or the violation by Landlord or any occupant of the Project (other than Tenant) of the terms and conditions of any lease or other agreement; (f) Costs for insurance coverage or limits of liability not then customarily required for similar types of buildings within the general vicinity of the Project, increases in insurance Costs caused by the activities of another occupant of the Project; earthquake insurance premiums in excess of an amount equal to two times “all risk” premiums; insurance deductibles in excess of $10,000, and co-insurance payments; (g) Costs incurred in connection with the presence of any Hazardous Material, except to the extent caused by the release or emission of the Hazardous Material in question by Tenant; (h) Costs in the nature of depreciation, amortization or other expense reserves except as expressly otherwise provided in this Lease; (i) Costs to repair, replace, restore or maintain the structural portions of the Building (including roofs); (j) compensation for any officer of Landlord or for any employee not stationed at the Project on a full-time basis or any compensation retained by Landlord or its affiliates for management and administration of the Project in excess of the management fee charged by Landlord calculated as three percent (3%) of the Base Rent, (k) subject to Section 17 hereof; Costs to repair, replace, restore or maintain, or otherwise associated with, the elevator in the Building (unless and until Tenant may expand or move into the second floor of the Building); (l) Costs for any capital improvement or expenditure for or related to the roof, the mechanical systems serving the Premises and Building; (m) subject to subsection 6.1(1), any other Costs which could properly be capitalized under generally accepted accounting principles, except to the extent amortized on a straight-line basis over a reasonable period, which shall not be less than the lesser of fifteen (15) years or the reasonably estimated useful life of such modifications, new improvements or replacement improvements in question (at an interest rate as reasonably determined by Landlord).

6.2 Tax Expenses: Tenant shall pay to Landlord Tenant’s Share of all real property taxes applicable to the Project. Prior to delinquency, Tenant shall pay any and all taxes and assessments levied upon Tenant’s Property (defined below in Section 10) located or installed in or about the Premises by, or on behalf of Tenant. To the extent any such taxes or assessments are not separately assessed or billed to Tenant, then Tenant shall pay the amount thereof as invoiced by Landlord. Tenant shall also reimburse and pay Landlord, as Additional Rent, within thirty (30) days after demand therefor, one hundred percent (100%) of (i) any increase in real property taxes attributable to any and all Alterations (defined below in Section 10), Tenant Improvements, fixtures, equipment or other improvements of any kind whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant, and (ii) taxes and assessments levied or assessed upon or with respect to the possession, operation, use or occupancy by Tenant of the Premises or any other portion of the Project. The term “Tax Expenses” shall mean and include, without limitation, any form of tax and assessment (general, special, supplemental, ordinary or extraordinary), commercial rental tax, payments under any improvement bond or bonds, license fees, license tax, business license fee, rental tax, transaction tax or levy imposed by any authority having the direct or indirect power of tax (including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof) as against any legal or equitable interest of Landlord in the Premises or any other portion of the Project or any other tax, fee, or excise, however described, including, but not limited to, any value added tax, or any tax imposed in substitution (partially or totally) of any tax previously included within the definition of real property taxes, or any additional tax the nature of which was previously included within the definition of real property taxes. The term “Tax Expenses” shall not include and Tenant shall not be required to pay any tax or assessment expense or any increase therein (i) levied on Landlord’s rental income, unless such tax or assessment expense is imposed in lieu of real-property taxes; (ii) imposed on land and improvements other than the Project; (iii) resulting from the improvement of any of the Building or the Project for the sole use of other occupants; (iv) franchise, estate, inheritance, net income, or excess profits tax imposed upon Landlord, or (v) a penalty fee imposed as a result of Landlord’s failure to pay Tax Expenses when due. Landlord acknowledges that it is currently contesting and appealing the county’s appraised value of the Lot on which the Building is located and the related real property tax and agrees that it will use commercially reasonable efforts to diligently continue such contest/appeal to get the issue resolved to its satisfaction, in Landlord’s sole, absolute and subjective discretion. If the Tax Expenses on the Lot are lowered at any time after Tenant has paid its Share of Tax Expenses, Landlord shall credit Tenant in the amount of that portion of Tenant’s Share of Tax Expenses actually paid by Tenant and which would not have been required to have been paid had such Tenant’s Share of Tax Expenses been calculated based on the appraised value of the Lot after the resolution of the contest/appeal, such credit to be applied against the installment(s) of Tenant’s Share of Tax Expenses next due from Tenant until such time as the entire overpayment has been credited.

6.3 Payment of Expenses: Landlord shall estimate Tenant’s Share of the Operating Expenses and Tax Expenses for the calendar year in which the Lease commences. Commencing on the Commencement Date, one-twelfth (1/12th) of this estimated amount shall be paid by Tenant to Landlord, as Additional Rent, and thereafter on the first (1st) day of each month throughout the remaining months of such calendar year. Thereafter, Landlord may estimate such expenses for each calendar year during the Term of this Lease and Tenant shall pay one-twelfth (1/12th) of such estimated amount as Additional Rent hereunder on the first (1st) day of each month during such calendar year and for each ensuing calendar year throughout the Term of this Lease. Tenant’s obligation to pay Tenant’s Share of Operating Expenses and Tax Expenses shall survive the expiration or earlier termination of this Lease.

6.4 Annual Reconciliation: By June 30th of each calendar year, or as soon thereafter as reasonably possible (but in no event more than three (3) months thereafter, Landlord shall furnish Tenant with an accounting of actual and accrued Operating Expenses and Tax Expenses. Within thirty (30) days of Landlord’s delivery of such accounting, Tenant shall pay to Landlord the amount of any underpayment Failure by Landlord to give such accounting by such date shall constitute a waiver by Landlord of its right to collect any underpayment by Tenant at any time. Landlord shall credit the amount of any overpayment by Tenant toward the next estimated monthly installment(s) falling due, or where the Term of the Lease has expired, refund the amount of overpayment to Tenant as soon as possible thereafter. If the Term of the Lease expires prior to the annual reconciliation of expenses Landlord shall have the right to reasonably estimate Tenant’s Share of such expenses, and if Landlord determines that there has been an underpayment, Landlord may deduct such underpayment from Tenant’s Security Deposit Failure by Landlord to accurately estimate Tenant’s Share of such expenses or to otherwise perform such reconciliation of expenses shall not constitute a waiver of Landlord’s right to collect any of Tenant’s underpayment at any time during the Term of the Lease or at any time after the expiration or earlier termination of this Lease, except as stated above. Any Operating Expense or Tax Expense statement provided by Landlord hereunder shall include detailed schedule of Operating Expenses and Tax Expenses and, upon request by Tenant, copies of invoices will be provided.

7.	UTILITIES AND SERVICES

Tenant shall pay to Landlord the cost of all (i) water, sewer use, sewer discharge fees and sewer connection fees, gas, electricity, telephone, telecommunications, cabling and other utilities billed or metered separately to the Premises and (ii) refuse pickup and janitorial service to the Premises. Utility Expenses, Common Area Utility Costs and all other sums and charges set forth in this Section 7 are considered part of Additional Rent

7.1 Utility Expenses: For any such utility fees, use charges, or similar services that are not billed or metered separately to Tenant, including without limitation, water and sewer charges, and garbage and waste disposal (collectively, “Utility Expenses”), Tenant shall pay to Landlord Tenant’s Share of Utility Expenses. If Landlord reasonably determines that Tenant’s Share of Utility Expenses is not commensurate with Tenant’s use of such services, Tenant shall pay to Landlord the amount which is attributable to Tenant’s use of the utilities or similar services, as reasonably estimated and determined by Landlord, based upon factors such as size of the Premises and intensity of use of such utilities by Tenant such that Tenant shall pay the portion of such charges reasonably consistent with Tenant’s use of such utilities and similar services. If Tenant disputes any such estimate or determination, then Tenant shall either pay the estimated amount or cause the Premises to be separately metered at Tenant’s sole expense. Tenant shall also pay Tenant’s Share of any assessments, charges, and fees included within any tax bill for the Lot on which the Premises are situated, including without limitation, entitlement fees, allocation unit fees, sewer use fees, and any other similar fees or charges. In the event the building is less than 95% occupied, for a period greater than 30 days, Landlord will adjust the actual utility expenses to reflect 95% occupancy (Gross-up Utility Expense) and the Tenant’s share shall be applied to the Gross-up Utility Expense.

7.2 Common Area Utility Costs: Tenant shall pay to Landlord Tenant’s Share of any Common Area utility costs, fees, charges and expenses (collectively, “Common Area Utility Costs”). Tenant shall pay to Landlord one-twelfth (1/12th) of the estimated amount of Tenant’s Share of the Common Area Utility Costs on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease. Any reconciliation thereof shall be in the same manner as set forth in Section 6.4 above.

7.3 Miscellaneous: Tenant acknowledges that the Premises may become subject to the rationing of utility services or restrictions on utility use as required by a public utility company, governmental agency or other similar entity having jurisdiction thereof. Tenant agrees that its tenancy and occupancy hereunder shall be subject to such rationing restrictions as may be imposed by public utility company, governmental agency or other similar entity having jurisdiction thereof upon Landlord, Tenant, the Premises, or other portions of the Project, and Tenant shall in no event be excused or relieved from any covenant or obligation to be kept or performed by Tenant by reason of any such rationing or restrictions. If permitted by applicable Laws, Landlord shall have the right at any time and from time to time during the Term of this Lease to either contract for service from a different company or companies (each such company referred to as an “Alternate Service Provider”) other than the company or companies presently providing electricity service for the Project (the “Electric Service Provider”) or continue to contract for service from the Electric Service Provider, at Landlord’s sole discretion. Tenant agrees to cooperate with Landlord, the Electric Service Provider, and any Alternate Service Provider at all times and, as reasonably necessary, shall allow Landlord, the Electric Service Provider, and any Alternate Service Provider reasonable access to the Building’s electric lines, feeders, risers, wiring, and any other machinery within the Premises. If electrical power or HVAC is interrupted due to the gross negligence or willful misconduct of Landlord or its employees or agents (a “Utility Interruption”), and Tenant is unable to carry on its business in a reasonably normal manner due to the failure of any of such utilities and services, and therefore vacates all or the affected portion of the Premises for a period in excess of five (5) consecutive days, the minimum monthly rent and direct expenses payable under this Lease shall be abated retroactively from the, first day of the Utility Interruption (in proportion to the area of the Premises un-useable by Tenant by reason of such failure, if less than all of the Premises is affected) and for as long as such inability to carry on Tenant’s business continues, until such time as the service is restored. In the event of any curtailment, diminution, or failure with respect to utilities and services in the Building or the Premises, Landlord agrees to use due diligence to restore full service.

8.	LATE CHARGES

Any and all sums or charges set forth in this Section 8 are considered part of Additional Rent. Tenant acknowledges that late payment, defined as payment after the fifth day of each month or any time thereafter (“Late Payment”), by Tenant to Landlord of Rent and all other sums due hereunder, will cause Landlord to incur costs not contemplated by this Lease. Such costs may include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any note secured by any encumbrance against the Premises, and late charges and penalties due to the late payment of real property taxes on the Premises. Therefore, if any installment of Rent or any other sum payable by Tenant is not received by Landlord within five (5) days of when due, Tenant shall promptly pay to Landlord a late charge, as liquidated damages, in an amount equal to five percent (5%) of such delinquent amount. If Late Payment continues beyond the 30th of the month in which due, interest on such delinquent amount shall be due at the rate equal to the prime rate most recently published in the Wall Street Journal plus two percent (2%) for every month or portion thereof that such sums remain unpaid. If Tenant delivers to Landlord a check for which there are not sufficient funds, Landlord may require Tenant to replace such check with a cashier’s check for the amount of such check and all other charges payable hereunder. The parties agree that this late charge and the other charges referenced above represent a fair and reasonable estimate of the costs that Landlord will incur by reason of such late payment by Tenant, excluding attorneys’ fees and costs. Acceptance of any late charge or other charges shall not constitute a waiver by Landlord of Tenant’s default with respect to the delinquent amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord for any other breach of Tenant under this Lease. Notwithstanding the foregoing, Landlord shall not impose a late charge on Tenant pursuant to this section the first time Tenant is late in making any payment in any twelve (12) month period, provided that Landlord may impose a late charge even for such instances if the payment has not been received by Landlord by the tenth (10th) of the month.

9.	USE OF PREMISES

9.1 Compliance with Laws, Recorded Matters, and Rules and Regulations: The Premises are to be used solely for the purposes and uses specified in the Basic Lease Information and for no other uses or purposes without Landlord’s prior written consent. Landlord’s consent shall not be unreasonably withheld or delayed so long as the proposed use (i) does not involve the use of Hazardous Materials other than as expressly permitted under the provisions of Section 29 below, (ii) does not require any additional parking spaces, and (iii) is compatible and consistent with the other uses then being made in the Park and in other similar types of buildings in the vicinity of the Park, as reasonably determined by Landlord. The use of the Premises by Tenant and its employees, representatives, agents, invitees, licensees, subtenants, customers or contractors (collectively, “Tenant’s Representatives”) shall be subject to, and at all times in compliance with, (a) any and all applicable laws, rules, codes, ordinances, statutes, orders and regulations as same exist from time to time throughout the Term of this Lease (collectively, the “Laws”), including without limitation, the requirements of the Americans with Disabilities Act, a federal law codified at 42 U.S.C. 12101 et seq., including, but not limited to Title III thereof, all regulations and guidelines related thereto and all requirements of Title 24 of the State of California (collectively, the “ADA”), (b) any and all documents, instruments, licenses, restrictions, easements or similar instruments, conveyances or encumbrances which are at any time, and from time to time, required to be made by or given by Landlord in any manner relating to the initial development of the Project and/or the construction from time to time of any additional buildings or other improvements in the Project, including without limitation any Tenant Improvements

(collectively, the “Development Documents”), (c) any and all documents, easements, covenants, conditions and restrictions, and similar instruments, together with any and all amendments and supplements thereto made from time to time each of which has-been or hereafter is recorded in any official or public records with respect to the Premises or any other portion of the Project (collectively, the “Recorded Matters”), and (d) any and all rules and regulations-set forth in Exhibit-C hereto, any other reasonable rules and regulations promulgated by Landlord now or hereafter enacted relating to parking and the operation of the Premises and/or any other part of the Project and any and all rules, restrictions and/or regulations imposed by any applicable owners association or similar entity or body (collectively, the “Rules and Regulations”). Tenant agrees to, and does hereby, assume full and complete responsibility to ensure that the Premises, including without limitation, the Tenant Improvements, are in compliance with all applicable Laws throughout the Term of this Lease, except as otherwise expressly provided in this Lease; provided, however, that the cost of Tenant’s obligation to ensure that the Premises (exclusive of any Alterations that Tenant may elect to make) are in compliance with all applicable Laws throughout the Term of this Lease shall not exceed an amount equal to Fifty Thousand and no/l00ths Dollars ($50,000.00). Additionally, Tenant shall be solely responsible for the payment of all costs, fees and expenses associated with any modifications, improvements or other Alterations to the Premises and/or any other portion of the Project occasioned by the enactment of or changes to, any Laws arising from Tenant’s particular use of the Premises or Alterations or other improvements made to the Premises regardless of when such Laws became effective. Tenant shall not initiate, submit an application for, or otherwise request, any land use approvals or entitlements with respect to the Premises or any other portion of the Project, including without limitation, any variance, conditional use permit or rezoning, without first obtaining Landlord’s prior written consent thereto, which consent may be given or withheld in Landlord’s sole discretion. Tenant shall not be required to make any alterations to cause the Premises to comply with any Laws except to the extent such compliance is necessitated due to Tenant’s particular use of the Premises. Tenant shall not be required to comply with any Building or Project rule or regulation unless the same applies non-discriminatorily to all occupants of the Building or Project, does not unreasonably interfere with Tenant’s use of access to or parking at the Premises, and does not materially increase the obligations or decrease the rights of Tenant under the Lease.

9.2 Prohibition on Use: Tenant shall not use the Premises or permit anything to be done in or about the Premises nor keep or bring anything therein which will in any way increase the existing rate of or affect any policy of fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy. No auctions may be held or otherwise conducted in, on or about any portion of the Premises or the Project without Landlord’s prior written consent thereto. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of Landlord or other tenants or occupants of any portion of the Project. The Premises shall not be used for any unlawful purpose. Tenant shall not cause, maintain or permit any private or public nuisance in, on or about any portion of the Premises or the Project, including, but not limited to, any offensive odors, noises, fumes or vibrations. Tenant shall not damage or deface or otherwise commit or suffer to be committed any waste in, upon or about the Premises or any other portion of the Project Tenant shall not place or store, nor permit any other person or entity to place or store, any property, equipment, materials, supplies, personal property or any other items or goods outside of the Premises for any period of time. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises, except that assistance animals for disabled persons may be brought (but not kept) in and about the Premises. Tenant shall not install any radio or television antenna, satellite dish, microwave, loudspeaker or other device on the roof or exterior walls of the Building or any other portion of the Project Tenant shall not interfere with radio, telecommunication, or television broadcasting or reception from or in the Building or elsewhere. Tenant shall place no loads upon the floors, walls, or ceilings in excess of the maximum designed load permitted by the applicable Uniform Building Code or which may damage the Building or outside areas within the Project. Tenant shall not place any harmful liquids in the drainage systems or dump or store waste materials, refuse or other such materials, or allow such materials to remain outside the Building area, except for any non-hazardous or non-harmful materials which may be stored in refuse dumpsters.

10.	ALTERATIONS; AND SURRENDER OF PREMISES

10.1 Alterations: Tenant shall not install any signs, fixtures, improvements, nor make or permit any other alterations or additions (individually, an “Alteration”, and collectively, the “Alterations”) to the Premises, in excess of $25,000 per installation or $25,000 in any twelve month period, without the prior written consent of Landlord. If any such Alteration is expressly permitted by Landlord, Tenant shall deliver at least ten (10) days prior notice to Landlord, from the date Tenant intends to commence construction, sufficient to enable Landlord to post a Notice of Non-Responsibility. In all events, Tenant shall obtain all permits or other governmental approvals prior to commencing any of such work and deliver a copy of same to Landlord. All Alterations shall be at Tenant’s sole cost and expense, and shall be installed by a licensed contractor (reasonably approved by Landlord) in compliance with all applicable Laws (including, but not limited to, the ADA), Development Documents, Recorded Matters, and Rules and Regulations. Tenant shall keep the Premises and the property on which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. Tenant shall, prior to construction of any and all Alterations, provide additional insurance as reasonably required, and also such assurances to Landlord, including without limitation, waivers of lien, surety company performance bonds as Landlord shall reasonably require to assure payment of the costs thereof to protect Landlord and the Project from and against any loss from any mechanic’s, materialmen’s or other liens.

10.2 Surrender of Premises: At the expiration of the Term or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord (a) in good condition and repair (damage by acts of God, casualty, Landlord’s obligations hereunder and normal wear and tear excepted), but with all interior walls cleaned, any carpets cleaned, all floors cleaned and waxed, all non-working light bulbs and ballasts replaced and all roll-up doors and plumbing fixtures in good condition and working order, and (b) in accordance with the provisions of Section 27 hereof. Normal wear and tear shall not include any damage or deterioration that would have been prevented by proper maintenance by Tenant, or Tenant otherwise performing all of its obligations under this Lease. On or before the expiration or earlier termination of this Lease, (i) Tenant shall remove all of Tenant’s Property (as hereinafter defined) and Tenant’s signage from the Premises and the other portions of the Project, and (ii) Landlord may, by notice to Tenant given at the time of its consent thereto, require Tenant, at Tenant’s expense, to remove any or all Alterations not installed as part of the initial Tenant Improvements and Tenant shall remove such requested Alterations from the Premises. Tenant shall repair any damage caused by such removal of the Tenant’s Property or the requested Alterations. For purposes hereof, the term “Tenant’s Property” shall mean and refer to all equipment, trade fixtures, computer wiring and cabling, furnishings, inventories, goods and personal property of Tenant located in the Premises, but not the Landlord’s FF&E or computer or telecommunication wiring and cabling existing as of the date hereof. Tenant’s Property shall at all times be and remain Tenant’s property and at any time Tenant may remove Tenant’s Property from the Premises, provided that Tenant repairs all damage caused by such removal. Any of Tenant’s Property not so removed by Tenant as required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant’s expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord’s retention and disposition of such property; provided, however, Tenant shall remain liable to Landlord for all costs incurred in storing and disposing of such abandoned property of Tenant. All Tenant Improvements and Alterations except those which Landlord requires Tenant to remove in accordance with the terms of the Lease shall remain in the Premises as the property of Landlord. If the Premises are not surrendered at the expiration of the Term or earlier termination of this Lease, and in accordance with the provisions of this Section 10 and Section 27 below, Tenant shall continue to be responsible for the payment of Rent (as the same may be increased pursuant to Section 20 below) until the Premises are so surrendered in accordance with said provisions; Tenant shall indemnify, defend and hold the Indemnitees (hereafter defined) harmless from and against any and all damages, expenses, costs, losses or liabilities arising from any delay by Tenant in so surrendering the Premises including, without limitation, any damages, expenses, costs, losses or liabilities arising from any claim against Landlord made by any succeeding tenant or prospective tenant founded on or resulting from such delay and losses and damages suffered by Landlord due to lost opportunities to lease any portion of the Premises to any such succeeding tenant or prospective tenant, together with, in each case, actual attorneys’ fees and costs.

11.	REPAIRS AND MAINTENANCE

11.1 Tenant’s Repairs and Maintenance Obligations: Except for those portions of the Building to be maintained by Landlord, as provided in Sections 11.2 and 11.3 below, Tenant shall, at its sole cost and expense, keep and maintain all interior parts of the Premises and such interior portions of the Building and improvements as are within the exclusive control of Tenant in good, clean and safe condition and repair, promptly making all necessary repairs and replacements, whether ordinary or extraordinary, with materials and workmanship of the same character, kind and quality as the original thereof, all of the foregoing to the reasonable satisfaction of Landlord including, but not limited to, repairing any damage caused by Tenant or any of Tenant’s Representatives and replacing any property so damaged by Tenant or any of Tenant’s Representatives. Without limiting the generality of the foregoing, Tenant shall be solely responsible for promptly maintaining, repairing and replacing (a) all mechanical systems, heating, ventilation and air conditioning systems exclusively serving the Premises, unless maintained by Landlord, (b) all plumbing work and fixtures exclusively serving the Premises, (c) electrical wiring systems, fixtures and equipment exclusively serving the Premises, (d) all interior lighting (including, without limitation, light bulbs and/or ballasts) and exterior lighting exclusively serving the Premises or adjacent to the Premises, (e) all glass, windows, window frames, window casements, skylights, interior and exterior doors, door frames and door closers, (f) all roll-up doors, ramps and dock equipment, including without limitation, dock bumpers, dock plates, dock seals, dock levelers and- dock lights, (g) all tenant signage, (h)lifts for disabled persons serving the Premises, and (i) all partitions, fixtures, equipment, interior painting, interior walls and floors, and floor coverings of the Premises and every part thereof (including, without limitation, any demising walls contiguous to any portion of the Premises). Additionally, Tenant shall be solely responsible for performance of the regular removal of trash and debris. Tenant shall have no right of access to or right to install any device on the roof of the Building or make any penetrations of the roof of the Building without the express prior written consent of Landlord.

11.2 Maintenance by Landlord: Subject to the provisions of Section 11.1, and further subject to Tenant’s obligation under Section 6 to reimburse Landlord, in the form of Additional Rent, for Tenant’s Share of the cost and expense of the following described items, Landlord agrees to repair and maintain the following items: fire protection services; the roof and roof coverings (provided that Tenant installs no additional air conditioning or other equipment on the roof that damages the roof coverings, in which event Tenant shall pay all costs relating to the presence of such additional equipment); the plumbing and mechanical systems serving the Building, excluding the plumbing, mechanical and electrical systems exclusively serving the Premises; any rail spur and rail crossing; exterior painting of the Building; the parking areas, pavement, landscaping, sprinkler systems, sidewalks, driveways, curbs, and lighting systems in the Common Areas; and any repair, maintenance or improvements (a) necessitated by the negligence or willful misconduct of Landlord or any other occupant of the Building, or their respective agents, employees or contractors, (b) required as a consequence of any violation of any Laws or construction defects in the Premises, the Building or the Project as of the Commencement Date, (c) for which Landlord is actually reimbursed by others, (d) to the heating, ventilating, air conditioning, electrical, water, sewer, and plumbing systems serving the Premises, the Building and the Project except to the extent damaged by the gross negligence or willful misconduct of Tenant or Tenant’s Indemnitees, (e) to any portion of the Building or the Project outside of the demising walls of the Premises except to the extent damaged by the gross negligence or willful misconduct of Tenant or Tenant’s Indemnitees; and (f) which could be treated as a “capital expenditure” under generally accepted accounting principles (including those such capital expenditures to or for the roof, mechanical systems in the Premises and Building). Notwithstanding anything in this Section 11 to the contrary, Landlord-shall have-the right, acting in accordance with the terms of the Lease, to either repair or to require Tenant to repair any damage to any portion of the Premises and any other portion of the Project caused by or created due to any act; omission, negligence or willful misconduct of Tenant or any of Tenant Representatives and to restore the Premises and the other affected portions of the Project, as applicable, to the condition existing prior to the occurrence of such damage. If Landlord elects to perform such repair and restoration work, Tenant shall reimburse Landlord upon demand for all costs and expenses incurred by Landlord in connection therewith. Tenant shall promptly report, in writing, to Landlord any defective condition known to it which Landlord is required to repair, and failure to so report any such defect shall make Tenant responsible to Landlord for any liability incurred by Landlord by reason of such condition. Notwithstanding anything in this Lease to the contrary, under no circumstances shall Tenant at any time be responsible to make or for any payment relating to or in connection with any capital expenditure for replacement of the roof, any mechanical (including without limitation HVAC) systems and/or the elevator (unless and until Tenant may expand or move into the second floor of the Building) in the Building; such capital replacements shall be made by Landlord at Landlord’s sole cost and expense.

11.3 Landlord’s Repairs and Maintenance Obligations: Subject to the provisions of Sections 11.1, 11.2, 25 and 26, and except for repairs rendered necessary by the gross negligence or willful misconduct of Tenant or any of Tenant’s Representatives, Landlord agrees, at Landlord’s sole cost and expense, to (a) keep in good repair the structural portions of the floors, foundations and exterior perimeter walls of the Building (exclusive of glass, loading docks and dock doors), and (b) keep in good repair, and if required in Landlord’s sole judgment, replace the structural portions of the roof of the Building (excluding the roof membrane).

11.4 Tenant’s Failure to Perform Repairs and Maintenance Obligations: If Tenant refuses or neglects to repair and maintain the Premises and the other areas properly as required herein in accordance with the terms of the Lease, Landlord may, but without obligation to do so, after written notice to Tenant and an opportunity to cure (except in the event of a threat of imminent damage to property or danger to persons), at any time make such repairs or maintenance without Landlord having any liability to Tenant for any loss or damage that may accrue to Tenant’s Property or to Tenant’s business by reason thereof, except to the extent any damage is caused by the willful misconduct or gross negligence of Landlord or its authorized agents and representatives. If Landlord makes such repairs or maintenance, upon completion thereof Tenant shall pay to Landlord, as Additional Rent, Landlord’s costs and expenses incurred therefor. The obligations of Tenant hereunder shall survive the expiration of the Term of this Lease or the earlier termination thereof. Tenant hereby waives any right to repair at the expense of Landlord under any applicable Laws now or hereafter in effect with respect to the Premises.

12.	INSURANCE

12.1 Types of Insurance: Tenant shall maintain in full force and effect at all times during the Term of this Lease, at Tenant’s sole cost and expense, for the protection of Tenant and Landlord (as an additional insured), as their interests may appear, policies of insurance issued by a carrier or carriers reasonably acceptable to Landlord and its lender which afford the following coverages: (i) worker’s compensation and employer’s liability, as required by law; (ii) commercial general liability insurance (occurrence form) providing coverage against any and all claims for bodily injury and property damage occurring in, on or about the Premises arising out of Tenant’s and Tenant’s Representatives’ use or occupancy of the Premises. Such insurance shall include coverage for blanket contractual liability, fire damage, premises, personal injury, completed operations and products liability. Such insurance shall have a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence with a Two Million Dollar ($2,000,000) aggregate limit and excess/umbrella insurance in the amount of One Million Dollars ($1,000,000). If Tenant has other locations which it owns or leases, the policy shall include an aggregate limit per location; endorsement, (iii) comprehensive automobile liability insurance with a combined single limit of at least $2,000,000 per occurrence for claims arising out of any company owned automobiles; (iv) “all risk” or “special purpose” property insurance, including without limitation, covering damage to or loss of any of Tenant’s Property any tenant improvements (other than the Tenant Improvements defined in Exhibit B) located in, on or about the Premises, and in addition, coverage for business interruption of Tenant, together with, if the property of any of Tenant’s invitees, vendors or customers is to be kept in the Premises, warehouser’s legal liability or bailee customers insurance for the full replacement cost of the property belonging to such parties and located in the Premises. Such insurance shall be written on a replacement cost basis (without deduction for depreciation) in an amount equal to one hundred percent (100%) of the full replacement value of the aggregate of the items referred to in this clause (iv); and (v) such other insurance or higher limits of liability as may be reasonably required by any of Landlord’s lenders.

12.2 Insurance Policies: Insurance required to be maintained by Tenant shall be written by companies (i) licensed to do business in the State of California, (ii) domiciled in the United States of America, and (iii) having a “General Policyholders Rating” of at least A:X (or such higher rating as may be required by a lender having a lien on the Premises) as set forth in the most current issue of “A.M. Best’s Rating Guides.” Tenant shall deliver to Landlord certificates of insurance and true and complete copies of any and all endorsements required herein for all insurance required to be maintained by Tenant hereunder at the time of execution of this Lease by Tenant. Tenant shall, at least fifteen (15) days prior to expiration of each policy, furnish Landlord with certificates of renewal or “binders” thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to material modification except after thirty (30) days prior written notice to the parties named as additional insureds as required in this Lease (except for cancellation for nonpayment of premium, in which event cancellation shall not take effect until at least ten (10) days’ notice has been given to Landlord). Tenant shall have the right to provide insurance coverage which it is obligated to carry pursuant to the terms of this Lease under a blanket insurance policy, provided such blanket policy expressly affords coverage for the Premises and for Landlord as required by this Lease.

12.3 Additional Insureds and Coverage: Each of Landlord, Landlord’s property management company or agent, and Landlord’s lender(s) having a lien against the Premises or any other portion of the Project shall be named as additional insureds or loss payees (as applicable) under all of the policies required in Section 12.1(ii) and, with respect to the Tenant Improvements, in Section 12.1(iv) hereof. Additionally, all of such policies shall provide for severability of interest. All insurance to be maintained by Tenant shall, except for workers’ compensation and employer’s liability insurance, be primary, without right of contribution from insurance maintained by Landlord. Any umbrella/excess liability policy (which shall be in “following form”) shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. The limits of insurance maintained by Tenant shall not limit Tenant’s liability under this Lease. It is the parties’ intention that the insurance to be procured and maintained by Tenant as required herein shall provide coverage for any and all damage or injury arising from or related to Tenant’s operations of its business and/or Tenant’s or Tenant’s Representatives’ use of the Premises and any of the areas within the Project. Notwithstanding anything to the contrary contained herein, to the extent Landlord’s cost of maintaining insurance with respect to the Building and/or any other buildings within the Project is increased as a result of Tenant’s acts, omissions, Alterations, improvements, use or occupancy of the Premises, Tenant shall pay one hundred percent (100%) of; and for, each such increase as Additional Rent.

12.4 Failure of Tenant to Purchase and Maintain Insurance: If Tenant fails to obtain and maintain the insurance required herein throughout the Term of this Lease, Landlord may, but without obligation to do so, after ten (100 day written notice to Tenant, purchase the necessary insurance and pay the premiums therefor. If Landlord so elects to purchase such insurance, Tenant shall promptly pay to Landlord as Additional Rent, the amount so paid by Landlord, upon Landlord’s demand therefor. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as Additional Rent, any and all losses, damages, expenses and costs which Landlord may sustain or incur by reason of Tenant’s failure to obtain and maintain such insurance.

12.5 Waiver of Subrogation: Notwithstanding anything in the Lease to the contrary, Landlord and Tenant hereby release each other and their respective agents, employees, successors, assignees and sublessees from all liability for injury to any person or damage to any property that is caused by or results from a risk which is actually insured against, which is required to be insured against under the Lease, or which would normally be covered by “all risk” property insurance, without regard to the negligence or willful misconduct of the person or entity so released. All of Landlord’s and Tenant’s repair and indemnity obligations under the Lease shall be subject to the waiver and release contained in this paragraph. Each party shall cause each insurance policy it obtains to provide that the insurer thereunder waives all recovery by way of subrogation as required herein in connection with any injury or damage covered by such policy and shall obtain any special endorsements, if required by its insurer, whereby the insurer waives its rights of subrogation against the other party. This provision is intended to waive fully, and for the benefit of the parties hereto, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier.

12.6 Landlord’s Insurance: Landlord shall maintain “all risk” property insurance insuring against risk of loss or damage to the Building and the Project for at least 90% of the full replacement cost thereof.

13.	LIMITATION OF LIABILITY AND INDEMNITY

Except to the extent of damage resulting from the gross negligence or willful misconduct of Landlord or its authorized representatives or as otherwise expressly set forth herein, Tenant agrees to protect, defend (with counsel reasonably acceptable to Landlord) and hold Landlord and Landlord’s lenders, partners, members, property management company (if other than Landlord), agents, directors, officers, employees, representatives, contractors, successors and assigns and each of their respective partners, members, directors, heirs, employees, representatives, agents, contractors, heirs, successors and assigns (collectively, the “Indemnitees”) harmless and indemnify the Indemnitees from and against all liabilities, damages, demands, penalties, costs, claims, losses, judgments, charges and expenses (including reasonable attorneys’ fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) (collectively, “Claims”) arising from or in any way related to, directly or indirectly, (i) Tenant’s or Tenant’s Representatives’ use of the Premises and other portions of the Project, (ii) the conduct of Tenant’s business, (iii) from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises, (iv) in any way connected with the Premises, the Alterations or with the Tenant’s Property therein, including, but not limited to, any liability for injury to person or property of Tenant, Tenant’s Representatives or third parry persons, and/or (v) Tenant’s failure to perform any covenant or obligation of Tenant under this Lease. Notwithstanding anything to the contrary contained in the Lease, Landlord shall not be released or indemnified from Claims arising from, directly or indirectly, the gross negligence or willful misconduct of Landlord or Landlord’s Indemnitees, Landlord’s or Landlord’s Indemnitees’ violation of any Law, order or regulation, or a breach of Landlord’s obligations under the Lease. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

Except to the extent of damage resulting from the gross negligence or willful misconduct of Landlord or its authorized representatives, to the fullest extent permitted by law, Tenant agrees that neither Landlord nor any of the Indemnitees shall at any time or to any extent whatsoever be liable, responsible or in any way accountable for any loss, liability, injury, death or damage to persons or property which at any time may be suffered or sustained by Tenant or by any person(s) whomsoever who may at any time be using, occupying or visiting the Premises or any other portion of the Project, including, but not limited to, any acts, errors or omissions of any other tenants or occupants of the Project. Tenant shall not, in any event or circumstance, be permitted to offset or otherwise credit against any payments of Rent required herein for matters for which Landlord may be liable hereunder. Landlord and its authorized representatives shall not be liable for any interference with light or air, or for any latent defect in the Premises or the Building except to the extent expressly set forth in the Lease.

14.	ASSIGNMENT AND SUBLEASING

14.1 Prohibition: Tenant shall not, without the prior written consent of Landlord, assign, mortgage, hypothecate, encumber, grant any license or concession, pledge or otherwise transfer this Lease or any interest herein, permit any assignment or other such transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or permit the use of the Premises by any persons other than Tenant and Tenant’s Representatives (all of the foregoing are sometimes referred to collectively as “Transfers” and any person to whom any Transfer is made or sought-to be made is sometimes referred to as a “Transferee”). No consent to any Transfer shall constitute a waiver of the provisions of this Section 14, and all subsequent Transfers may be made only with the prior written consent of Landlord, which consent shall not be unreasonably withheld, but which consent shall be subject to the provisions of this Section 14.

14.2 Request for Consent: If Tenant seeks to make a Transfer, Tenant shall notify Landlord, in writing, and deliver to Landlord at least thirty (30) days (but not more than one hundred eighty (180) days) prior to the proposed commencement date of the Transfer (the “Proposed Effective Date”) the following information and documents (the “Tenant’s Notice”): (i) a description of the portion of the Premises to be transferred (the “Subject Space”); (ii) all of the terms of the proposed Transfer including without limitation, the Proposed Effective Date, the name and address of the proposed Transferee, and a copy of the existing or proposed assignment, sublease or other agreement governing the proposed Transfer; (iii) current financial statements of the proposed Transferee certified by an officer, member, partner or owner thereof, and any such other information as Landlord may then reasonably require, including without limitation, audited financial statements for the previous three (3) most recent consecutive fiscal years, if the proposed Transferee was in operation for that period of time; (iv) the Plans and Specifications (defined below), if any; and (v) such other information as Landlord may then reasonably require. Tenant shall give Landlord the Tenant’s Notice by registered or certified mail addressed to Landlord at Landlord’s Address specified in the Basic Lease Information. Within ten (10) business days after Landlord’s receipt of the Tenant’s Notice (the “Landlord Response Period”) Landlord shall notify Tenant, in writing, of its determination with respect to such requested proposed Transfer. If Landlord does consent to the requested proposed Transfer, Tenant may thereafter assign its interests in and to this Lease or sublease all or a portion of the Premises to the same party and on the same terms as set forth in the Tenant’s Notice. If Landlord fails to respond to Tenant’s Notice within Landlord’s Response Period, then the proposed Transfer shall then be deemed approved by Landlord.

14.3 Criteria for Consent: Tenant acknowledges and agrees that, among other circumstances for which Landlord could reasonably withhold consent to a proposed Transfer, it shall be reasonable for Landlord to withhold its consent where (a) Tenant is in Default or Chronic Default at the time of request for consent to a proposed Transfer or at the time that the proposed Transfer would be effective, (b) the use to be made of the Premises by the proposed Transferee is prohibited under this Lease or differs from the uses permitted under this Lease, (c) the proposed Transferee or its business is subject to compliance with additional requirements of the ADA beyond those requirements which are applicable to Tenant, unless the proposed Transferee shall (1) first deliver plans and specifications for complying with such additional requirements (the “Plans and Specifications”) and obtain Landlord’s written consent thereto, and (2) comply with all Landlord’s conditions contained in such consent, (d) Landlord reasonably disapproves of the proposed Transferee’s creditworthiness or the character of the business to be conducted by the proposed Transferee at the Premises, (e) the proposed Transfer would violate any “exclusive” rights of any occupants in the Project or cause Landlord to violate another agreement or obligation to which Landlord is a party or otherwise subject, or (f) the proposed Transferee will use, store or handle Hazardous Materials (defined below) in or about the Premises of a type, nature or quantity not then acceptable to Landlord, in its sole and absolute discretion.

14.4 Effectiveness of Transfer and Continuing Obligations: Prior to the date on which any permitted Transfer becomes effective, Tenant shall deliver to Landlord (i) a counterpart of the fully executed Transfer document, and (ii) Landlord’s standard form of Consent to Assignment or Consent to Sublease, as applicable, executed by Tenant (in a form reasonably acceptable to Tenant) and the Transferee in which each of Tenant and the Transferee confirms its obligations pursuant to this Lease. Failure or refusal of a Transferee to execute any such consent instrument shall not release or discharge the Transferee from its obligation to do so or from any liability as provided herein. The voluntary, involuntary or other surrender of this Lease by Tenant, or a mutual cancellation by Landlord and Tenant, shall not work a merger, and any such surrender or cancellation shall, at the option of Landlord, either terminate all or any existing subleases or operate as an assignment to Landlord of any or all of such subleases. Each permitted Transferee shall assume and be deemed to assume this Lease and shall be and remain liable jointly and severally with Tenant for payment of Rent and for the due performance of, and compliance with all the terms, covenants, conditions and agreements herein contained on Tenant’s part to be performed or complied with, for the Term of this Lease. No Transfer shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease. An assignee of Tenant shall become directly liable to Landlord for all obligations of Tenant hereunder, but no Transfer by Tenant shall relieve Tenant of any obligations or liability under this Lease whether occurring before or after such consent, assignment, subletting or other Transfer. The acceptance of any or all of the Rent by Landlord from any other person (whether or not such person is an occupant of the Premises) shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any Transfer. Any and all options, first rights of refusal, tenant improvement allowances and other similar rights granted to Tenant in this Lease, if any, shall not be assignable by Tenant unless expressly authorized in writing by Landlord. Any transfer made without Landlord’s prior written consent, shall, at Landlord’s option, be null, void and of no effect, and shall, at Landlord’s option, constitute a material default by Tenant of this Lease. As Additional Rent hereunder, Tenant shall pay to Landlord, a fee in the amount of five hundred dollars ($500) plus Tenant shall promptly reimburse Landlord for reasonable legal and other expenses incurred by Landlord in connection with any actual or proposed Transfer not to exceed $1,500.

14.5 Recapture: Intentionally Deleted.

14.6 Transfer Premium: If Landlord consents to a Transfer, as a condition thereto which the Tenant hereby agrees is reasonable, Tenant shall pay to Landlord, as Additional Rent any “Transfer Premium” received by Tenant from such Transferee. The term “Transfer Premium” shall mean all rent, additional rent and other consideration payable by such Transferee which either initially or over the term of the Transfer exceeds the Rent or pro rata portion of the Rent, as the case may be, for such space reserved in the Lease. Tenant shall pay the Landlord monthly, as Additional Rent, at the same time as the monthly installments of Rent are payable hereunder, fifty percent (50%) of the Transfer Premium- after Tenant has deducted and recovered any reasonable costs incurred in connection with the Transfer including, without limitation any brokerage fees, attorneys’ fees, and remodeling or tenant improvement costs.

14.7 Waiver: Notwithstanding any Transfer, or any indulgences, waivers or extensions of time granted by Landlord to any Transferee, or failure by Landlord to take action against any Transferee, Tenant agrees that Landlord may, at its option, proceed against Tenant without having taken action against or joined such Transferee, except that Tenant shall have the benefit of any indulgences, waivers and extensions of time granted to any such Transferee.

14.8 Permitted Transactions: Notwithstanding anything elsewhere in this Section 14 to the contrary, Tenant may, without Landlord’s prior written consent, without any right of recapture and without payment of any amount to Landlord, sublet the Premises or assign the Lease to (a) a subsidiary, affiliate, division or corporation controlling, controlled by or under common control with Tenant, (b) a successor corporation related to Tenant by merger, consolidation, or nonbankruptcy reorganization, or (c) a purchaser of a controlling interest in Tenant or substantially all of Tenant’s assets located in the Premises (collectively, “Permitted Transactions”). Neither the sale or transfer of Tenant’s capital stock, including, without limitation, a transfer in connection with the merger, consolidation or nonbankruptcy reorganization of Tenant and any sale through any private or public offering, nor the pledge of or grant of a security interest in any of the Tenant’s capital stock shall be deemed an assignment, subletting or other transfer of the Lease or the Premises.

15.	SUBORDINATION

To the fullest extent permitted by law, this Lease, the rights of Tenant under this Lease and Tenant’s leasehold interest shall be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building, the Lot, or any other portion of the Project, and (ii) the lien of any mortgage or deed of trust which may now or hereafter exist for which the Building, the Lot, ground. leases or underlying leases, any other portion of the Project or Landlord’s interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Landlord or any such ground lessor, mortgagee, or any beneficiary shall have the right to require this Lease-be superior to any such ground leases or underlying leases or any such liens, mortgage or deed of trust. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall attorn to and become the Tenant of the successor in interest to Landlord, provided such successor in interest will not disturb Tenant’s use, occupancy or quiet enjoyment of the Premises if Tenant is not in material default of the terms and provisions of this Lease beyond any applicable notice and cure period. The successor in interest to Landlord following foreclosure, sale or deed in lieu thereof shall not be: (a) liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership (except for maintenance and repair obligations of a continuing nature); (b) subject to any offsets or defenses which Tenant might have against any prior lessor, (c) bound by prepayment of more than one (1) month’s Rent, except if actually received or in those instances when Tenant pays Rent quarterly in advance pursuant to Section 8 hereof; then not more than three months’ Rent, or (d) liable to Tenant for any Security Deposit not actually received by such successor in interest to the extent any portion or all of such Security Deposit has not already been forfeited by, or refunded to, Tenant. Landlord shall be liable to Tenant for all or any portion of the Security Deposit not forfeited by, or refunded to Tenant, until and unless Landlord transfers such Security Deposit to the successor in interest. Tenant covenants and agrees to execute (and acknowledge if required by Landlord, any lender or ground lessor) and deliver, within ten (10) business days of a demand or request by Landlord and in any commercially reasonable form requested by Landlord, ground lessor, mortgagee or beneficiary, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust, provided that such form and/or documents contain a commercially reasonable non-disturbance agreement for the benefit of Tenant.

16.	RIGHT OF ENTRY

Landlord and its agents shall have the right to enter the Premises at all reasonable times, upon reasonable prior notice, for purposes of inspection, exhibition, posting of notices, investigation, replacements, repair, maintenance and alteration. It is further agreed that Landlord shall have the right to use any and all means Landlord deems necessary to enter the Premises in an emergency. Landlord shall have the right to place “for rent” or “for lease’’ signs on the outside of the Premises, the Building and in the Common Areas during the last six (6) months of the Term. Landlord shall also have the right to place “for sale” signs on the outside of the Building and in the Common Areas. Tenant hereby waives any Claim from damages or for any injury or inconvenience to or interference with Tenant’s business, or any other loss occasioned thereby except for any Claim for any of the foregoing arising out of the sole active gross negligence or willful misconduct of Landlord or its authorized representatives. Landlord and its agents, except in the case of emergency or to provide regular services, shall provide Tenant with at lease one (1) business day notice prior to entry of the Premises. Any entry by Landlord and its agents shall not impair Tenant’s operations more than reasonably necessary, and shall comply with Tenant’s reasonable security measures.

17.	ESTOPPEL CERTIFICATE

Tenant shall execute (and acknowledge if required by any lender or ground lessor) and deliver to Landlord, within ten (10) business days after Landlord provides such to Tenant, a statement in writing and in a commercially reasonable form certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such -modification), the date to which the Rent and other charges are paid in advance, if any, acknowledging that there are not, to Tenant’s knowledge, any uncured defaults on the part of Landlord hereunder or specifying such defaults as are claimed, and such other matters as Landlord may reasonably require. Any such statement may be conclusively relied upon by Landlord and any prospective purchaser or encumbrancer of the Building or other portions of the Project. Tenant’s failure to deliver such statement within such time shall be conclusive upon the Tenant that (a) this Lease is in full force and effect, without modification except as may be represented by Landlord; (b) there are no uncured defaults in Landlord’s performance; and (c) not more than one month’s Rent has been paid in advance, except in those instances when Tenant pays Rent quarterly in advance pursuant to Section 8 hereof; then not more than three months’ Rent has been paid in advance.

18.	TENANT’S DEFAULT

The occurrence of any one or more of the following events, and the continuance thereof beyond any applicable notice and cure period, shall, at Landlord’s option, constitute a material default by Tenant of the provisions of this Lease:

18.1 The abandonment of the Premises by Tenant within the meaning of California Civil Code Section 1951.3;

18.2 The failure by Tenant to make any payment of Rent, Additional Rent or any other payment required hereunder on the date said payment is due and such failure is not cured within five (5) days of the date on which Landlord delivers written notice of such failure to Tenant. Tenant agrees that any such written notice delivered by Landlord shall, to the fullest extent permitted by law, serve as the statutorily required notice under applicable law, provided that any such notice conforms-with the requirements of applicable law;

18.3 The failure by Tenant to observe, perform or comply with any of the conditions, covenants or provisions of this Lease (except failure to make any payment of Rent and/or Additional Rent) and such failure is not cured within (i) thirty (30) days of the date on which Landlord delivers written notice of such failure to Tenant for all failures other than with respect to (a) Hazardous Materials (defined in Section 27 hereof), (b) Tenant making the repairs, maintenance and replacements required under the provisions of Section 11.1 hereof (where such failure results in a threat of imminent harm to persons or property), or (c) the timely delivery by Tenant of a subordination, non-disturbance and attornment agreement (an “SNDA”), a counterpart of a fully executed Transfer document and a consent thereto (collectively, the “Transfer Documents”), an estoppel certificate and insurance certificates, (ii) ten (10) business days of the date on which Landlord delivers written notice of such failure to Tenant for all failures in any way related to Hazardous Materials or Tenant failing to timely make the repairs, maintenance or replacements required by Section 11.1 (where such failure results in a threat of imminent harm to persons or property), and (iii) the time period, if any, specified in the applicable sections of this Lease with respect to subordination, assignment and sublease, estoppel certificates and insurance. However, Tenant shall not be in default of its obligations hereunder if such failure (other than any failure of Tenant to timely and properly make the repairs, maintenance, or replacements required by Section 11.1 (where such failure results in a threat of imminent harm to persons or property), or timely deliver an SNDA, the Transfer Documents, an estoppel certificate or insurance certificates, for which no additional cure period shall be given to Tenant) cannot reasonably be cured within such thirty (30) or ten (10) business day period, as applicable, and Tenant promptly commences, and thereafter diligently proceeds with same to completion, all actions necessary to cure such failure as soon as is reasonably possible, but in no event shall the completion of such cure be later than ninety (90) days after the date on which Landlord delivers to Tenant written notice of such failure, unless Landlord, acting reasonably and in good faith, otherwise expressly agrees in writing to a longer period of time based upon the circumstances relating to such failure as well as the nature of the failure and the nature of the actions necessary to cure such failure;; or

18.4. The making of a general assignment by Tenant for the benefit of creditors, the filing of a voluntary petition by Tenant or the filing of an-involuntary petition by any of Tenant’s creditors seeking the rehabilitation, liquidation, or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within sixty (60) days of such filing, the appointment of a receiver or other custodian to take possession of substantially all of Tenant’s assets or this leasehold, Tenant’s insolvency or inability to pay Tenant’s debts or failure generally to pay Tenant’s debts when due, any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenant’s assets, Tenant taking any action toward the dissolution or winding up of Tenant’s affairs, or the attachment, execution or other judicial seizure of substantially all of Tenant’s assets or this leasehold.

19.	REMEDIES FOR TENANT’S DEFAULT AND CHRONIC DEFAULT

19.1 Landlord’s Rights: In the event of Tenant’s material default under this Lease beyond applicable notice and cure periods, if any, Landlord may terminate Tenant’s right to possession of the Premises by any lawful means in which case upon delivery of written notice by Landlord this Lease shall terminate on the date specified by Landlord in such notice and Tenant shall immediately surrender possession of the Premises to Landlord. In addition, the Landlord shall have the immediate right of re-entry whether or not this Lease is terminated, and if this right of re-entry is exercised following abandonment of the Premises by Tenant, Landlord may consider any of Tenant’s Property and left on the Premises to also have been abandoned. No re-entry or taking possession of the Premises by Landlord pursuant to this Section 19 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant. If Landlord terminates the Lease and subsequently relets the Premises or any portion thereof, Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises or any part thereof including, without limitation, broker’s commissions, expenses of cleaning, redecorating, and further improving the Premises and other similar costs (collectively, the “Reletting Costs”). Any and all of the Reletting Costs shall be fully chargeable to Tenant and shall not be prorated or otherwise amortized in relation to any new lease for the Premises or any portion thereof. Reletting may be for a period shorter or longer than the remaining term of this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord’s initiative to protect Landlord’s interest under this Lease shall not constitute a termination of Tenant’s right to possession. So long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord’s reasonable costs in so doing, with interest at the maximum rate permitted by law from the date of such expenditure. Landlord shall have no security interest or lien on any item of Tenant’s Property.

19.2 Damages Recoverable: If Tenant breaches this Lease beyond applicable notice and cure periods, if any, and abandons the Premises before the end of the Term, or if Tenant’s right to possession is terminated by Landlord because of a breach or default under this Lease beyond applicable notice and cure, if any, then in either such case, Landlord may recover from Tenant all damages suffered by Landlord as a result of Tenant’s failure to perform its obligations hereunder, including but not without limitation, the unamortized cost of any Tenant Improvements constructed by or on behalf of Tenant pursuant to Exhibit B hereto to the extent Landlord has paid for such improvements, the unamortized portion of any broker’s or leasing agent’s commission incurred with respect to the leasing of the Premises to Tenant for the balance of the Term of the Lease remaining after the date on which Tenant is in default of its obligations hereunder, and all Reletting Costs, and the worth at the time of the award (computed in accordance with paragraph (3) of Subdivision (a) of Section 1951.2 of the California Civil Code) of the amount by which the Rent then unpaid hereunder for the balance of the Lease Term exceeds the amount of such loss of Rent for the same period which Tenant proves could be reasonably avoided by Landlord and in such case, Landlord prior to the award, may relet the Premises for the purpose of mitigating damages suffered by Landlord because of Tenant’s failure to perform its obligations hereunder; provided, however, that even though Tenant has abandoned the Premises following such breach, this Lease shall nevertheless continue in full force and effect for as long as Landlord does not terminate Tenant’s right of possession, and until such termination, Landlord shall have the remedy described in Section 1951.4 of the California Civil Code (Landlord may continue this Lease in effect after Tenant’s breach and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations) and may enforce all its rights and remedies under this Lease, including the right to recover the Rent from Tenant as it becomes due hereunder. The “worth at the time of the award” within the meaning of Subparagraphs (a)(l) and (a)(2) of Section 1951.2 of the California Civil Code shall be computed by allowing interest at the rate of ten percent (10%) per annum. Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder.

19.3 Rights and Remedies Cumulative: The foregoing rights and remedies of Landlord are not exclusive; they are cumulative in addition to any rights and remedies now or hereafter existing at law, in equity by statute or otherwise, or to any equitable remedies Landlord may have, and to any remedies Landlord may have under bankruptcy laws or laws affecting creditors’ rights generally. In addition to all remedies set forth above, if Tenant is in Chronic Default under this Lease at a time set for exercise of an option or at the time that such option would take effect, all options granted to Tenant hereunder shall automatically terminate, unless otherwise expressly agreed to in writing by Landlord.

19.4 Chronic Default: The term “Chronic Default” as used in this Lease shall mean that Tenant is in default in the performance of any of its obligations under this Lease beyond-applicable notice and cure periods, if any, for more than two (2) times in any twelve (12) month period, regardless of whether or not Tenant cures any such default. If Tenant once becomes in Chronic Default, Tenant may become out of Chronic Default if no default by Tenant in the performance of any of its obligations under this Lease beyond applicable notice and cure periods, if any, occurs in the following twelve (12) month period.

20.	HOLDING OVER

If Tenant holds over after the expiration of the Lease Term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Base Rent shall be payable at a monthly rate equal to one hundred fifty percent (150%) of the Base Rent applicable during the last rental period of the Lease Term under this Lease. Such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein. Landlord hereby expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Section 20 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all Claims resulting from such failure, including but not limited to, any Claims made by any succeeding tenant founded upon such failure to surrender, and any-lost profits to Landlord resulting therefrom.

21.	LANDLORD’S DEFAULT

Landlord shall not be considered in default of this Lease unless Landlord fails within a reasonable time to perform an obligation required to be performed by Landlord hereunder. For purposes hereof, a reasonable time shall not be less than fifteen (15) days after receipt by Landlord of written notice specifying the nature of the obligation Landlord has not performed; provided, however, that if the nature of Landlord’s obligation is such that more than fifteen (15) days, after receipt of written notice, is reasonably necessary for its performance, then Landlord shall not be in default of this Lease if performance of such obligation is commenced within such fifteen (15) day period and thereafter diligently pursued to completion.

22.	PARKING

Tenant may use thirty-four (34) of the non-designated and non-exclusive parking spaces located within the Project. In no event shall Tenant or any of Tenant’s Representatives park or permit any parking of vehicles overnight

23.	TRANSFER OF LANDLORD’S INTEREST

If there is any sale or other transfer of the Premises or any other portion of the Project by Landlord or any of Landlord’s interest therein and the assumption of Landlord’s obligations by such purchaser, Landlord shall automatically be entirely released from all liability under this Lease and Tenant agrees to look solely to such transferee for the performance of Landlord’s obligations hereunder after the date of such transfer. A ground lease or similar long term lease by Landlord of the entire Building or Lot, of which the Premises are a part, shall be deemed a sale within the meaning of this Section 23. Tenant agrees to attom to such new owner provided such new owner does not disturb Tenant’s use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in material default of any of the provisions of this Lease beyond applicable notice and cure periods, if any.

24.	WAIVER

No delay or omission in the exercise of any right or remedy of either party on any default by the other party shall impair such a right or remedy or be construed as a waiver. The subsequent acceptance of Rent by Landlord after default by Tenant of this Lease shall not be deemed a waiver of such default, other than a waiver of timely payment for the particular Rent payment involved, and shall not prevent Landlord from maintaining an unlawful detainer or other action based on such breach. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent and other sums due hereunder shall be deemed to be other than on account of the earliest Rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or other sum or pursue any other remedy provided in this Lease. No failure, partial exercise or delay on the part of the Landlord in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

25.	CASUALTY DAMAGE

25.1 Casualty. If the Premises or any part shall be damaged or destroyed by fire or other casualty, Tenant shall give immediate written notice thereof to Landlord. Within sixty (60) days after receipt by Landlord of such notice, Landlord shall notify Tenant, in writing, (i) whether the necessary repairs can reasonably be made, as reasonably determined by Landlord’s architect or contractor; (a) within ninety (90) days; (b) in more than ninety (90) days but in less than one hundred eighty (180) days; or (c) in more than one hundred eighty (180) days, from the date of such notice and (ii) if Landlord has the option to repair or terminate, whether Landlord elects to repair the damage or terminate the Lease.

25.1.1 Minor Insured Damage. If the Premises [excluding any of Tenant’s Property, any Tenant Improvements and any Alterations installed by or for the benefit of Tenant (collectively, the “Tenants FF&E”)] are damaged only to such extent that repairs, rebuilding and/or restoration can be reasonably completed within ninety (90) days, this Lease shall not terminate and, provided that insurance proceeds are available and paid to Landlord to fully repair the damage and/or Tenant otherwise contributes any shortfall thereof to Landlord, Landlord shall repair the Premises to substantially the same condition that existed prior to the occurrence of such casualty, except Landlord shall not be required to rebuild, repair, or replace any of Tenant’s FF&E. The Rent payable hereunder shall be abated proportionately from the date of the casualty until any and all repairs required herein to be made by Landlord are substantially completed but such abatement shall only be to the extent (i) of the portion of the Premises which is actually rendered unusable and unfit for occupancy and only during the time Tenant is not actually using same.

25.1.2 Insured Damage Requiring More Than 90 Days To Repair. If the Premises (other than the Tenant’s FF&E) are damaged only to such extent that repairs, rebuilding and/or restoration can be reasonably completed, as reasonably determined by Landlord, in more than ninety (90) days but in less than one hundred eighty (180) days, then Landlord shall have the option of (a) terminating the Lease effective upon making the determination of the extent of such damage, in which event the Rent shall be abated from the date of the occurrence of such damage, provided Tenant diligently proceeds to and expeditiously vacates the Premises (but, in all events Tenant must vacate and surrender the Premises Landlord by no later than ten (10) business days thereafter or there shall not be any abatement of Rent until Tenant so vacates the Premises); or (b) electing to repair the Premises to substantially the same condition that existed prior to the occurrence of such casualty, provided insurance proceeds are available and paid to Landlord and Tenant otherwise contributes any shortfall thereof to Landlord to fully repair the damage (except that Landlord shall not be required to rebuild, repair, or replace any of Tenants FF&E). The Rent payable hereunder shall be abated proportionately from the date of the casualty until any and all repairs required herein to be made by Landlord are substantially completed but such abatement shall only be to the extent (i) of the portion of the Premises which is actually rendered unusable and unfit for occupancy and only during the time Tenant is not actually using same. If Landlord fails to substantially complete such repairs within one hundred eighty (180) days after the date on which Landlord is notified by Tenant of the occurrence of such casualty (such 180-day period to be extended for delays caused by Tenant or any of Tenant’s Representatives (“Tenant Delays”) or any force majeure events, which events shall include, but not be limited to, acts or events beyond Landlord’s and/or its contractors’ control, acts of God, earthquakes, strikes lockouts, riots, boycotts, casualties not caused by Landlord or Tenant, discontinuance of any utility or other service required for performance of the work, moratoriums, governmental delays in issuing permits, governmental agencies and weather, and the lack of availability or shortage of materials (“Force Majeure Delays”)), Tenant may within ten (10) business days after expiration of such one hundred eighty (180) day period (as same may be extended), terminate this Lease by delivering written notice to Landlord as Tenant’s exclusive remedy, whereupon all rights of Tenant hereunder shall cease and terminate ten (10) business days after Landlord’s receipt of such notice and Tenant shall immediately vacate the Premises and surrender possession thereof to Landlord

25.1.3 Major Insured Damage. If the Premises (other than the Tenant’s FF&E) are damaged to such extent that repairs, rebuilding and/or restoration cannot be reasonably completed, as reasonably determined by Landlord, within one hundred eighty (180) days, then either Landlord or Tenant may terminate this Lease by giving written notice within twenty (20) days after notice from Landlord regarding the time period of repair. If either party notifies the other of its intention to so terminate the Lease, then this Lease shall terminate and the Rent shall be-abated from the dale of the casualty. If neither party elects to terminate this Lease, Landlord shall promptly commence and diligently prosecute to completion the repairs to the Premises, provided insurance proceeds are available and paid to Landlord to fully repair the damage or Tenant contributes any shortfall thereof to Landlord (except that Landlord shall not be required to rebuild, repair, or replace any of Tenant’s FF&.E). During the time when Landlord is prosecuting such repairs to substantial completion, the Rent payable hereunder shall be abated proportionately from the date of the casualty until any and all repairs required herein to be made by Landlord are substantially completed but such abatement shall only be to the extent(i) of the portion of the Premises which is actually rendered unusable and unfit for occupancy and only during the time Tenant is not actually using same.

25.1.4 Damage Near End of Term. Notwithstanding anything to the contrary contained in this Lease except for the provisions of Section 25.3 below, if the Premises are substantially damaged or destroyed during the last year of then applicable term of this Lease, either Landlord or Tenant may, at their option, cancel and terminate this Lease by giving written notice to the other party of its election to do so within thirty (30) days after receipt by Landlord of notice from Tenant of the occurrence of such casualty. If either party so elects to terminate this Lease, all rights of Tenant hereunder shall cease and terminate ten (10) days after Tenant’s receipt or delivery of such notice, as applicable, and Tenant shall immediately vacate the Premises and surrender possession thereof to Landlord.

25.2 Deductible and Uninsured Casualty. To the extent permissible under Section 6.1, Tenant shall be responsible for and shall pay to Landlord, as Additional Rent, the deductible amounts under the insurance policies obtained by Landlord (in any event, not to exceed $10,000) if the proceeds of which are used to repair the Premises as contemplated in this Section 25. Notwithstanding the foregoing, if other portions of the Building are also damaged by said casualty and insurance proceeds are payable therefor, then Tenant shall only pay its proportionate share of the deductible (as permitted under Section 6.1) as reasonably determined by Landlord. If any portion of the Premises is damaged and is not fully covered by the aggregate of insurance proceeds received by Landlord and any applicable deductible, and Tenant does not contribute any shortfall thereof to Landlord, or if the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within thirty (30) days after the dale of notice to Tenant of any such event, whereupon all rights and obligations of Tenant shall cease and terminate hereunder, except for those obligations expressly provided for in this Lease to survive such termination of the Lease.

25.3 Tenant’s Fault and Lender’s Rights. Notwithstanding anything to the contrary contained herein, if the Premises (other than Tenant’s FF&E) or any other portion of the Building be damaged by fire or other casualty resulting from the gross negligence or willful misconduct of Tenant or any of Tenant’s Representatives, (1) the Rent shall not be diminished during the repair of such damage and (ii) Tenant shall not have any right to terminate this Lease due to the occurrence of such casualty or damage.

25.4 Tenant’s Waiver. Landlord shall not be liable for any inconvenience or annoyance to Tenant, injury to the business of Tenant, loss of use of any part of the Premises by Tenant or loss of Tenant’s Property, resulting in any way from such damage, destruction or the repair thereof; except as specifically provided in the Lease. With respect to any damage or destruction which Landlord is obligated to repair or may elect to repair, Tenant hereby waives all rights to terminate this Lease or offset any amounts against Rent pursuant to rights accorded Tenant by any law currently existing or hereafter enacted, including but not limited to, all rights pursuant to the provisions of Sections 1932(2.), 1933(4.), 1941 and 1942 of the California Civil Code, as the same may be amended or supplemented from time to time.

26.	CONDEMNATION

If twenty-five percent (25%) or more of the Premises is condemned by eminent domain, inversely condemned or sold in lieu of condemnation for any public or quasi-public use or purpose (“Condemned”), then Tenant or Landlord may terminate this Lease as of the date when physical possession of the Premises is taken and title vests in such condemning authority, and Rent shall be adjusted to the date of termination. Tenant shall not because of such condemnation assert any claim against Landlord or the condemning authority for any compensation because of such condemnation, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate of interest or other interest of Tenant; provided, however, the foregoing provisions shall not preclude Tenant, at Tenant’s sole cost and expense, from obtaining any separate award to Tenant for loss of or damage to Tenant’s Property or for damages for cessation or interruption of Tenant’s business provided such award is separate from Landlord’s award and provided further such separate award does not diminish nor otherwise impair the award otherwise payable to Landlord. In addition to the foregoing, Tenant shall be entitled to seek compensation for the relocation costs recoverable by Tenant pursuant to the provisions of California Government Code Section 7262, loss of business goodwill and the unamortized cost of any improvements made at Tenant’s expense. If neither party elects to terminate this Lease, Landlord shall, if necessary, promptly proceed to restore the Premises or the Building, as applicable, to substantially its same condition prior to such partial condemnation, allowing for the reasonable effects of such partial condemnation, and a proportionate allowance shall be made to Tenant, as solely determined by Landlord, for the Rent corresponding to the time during which, and to the part of the Premises of which, Tenant is deprived on account of such partial condemnation and restoration. Landlord shall not be required to spend funds for restoration in excess of the amount received by Landlord as compensation awarded.

27.	ENVIRONMENTAL MATTERS/HAZARDOUS MATERIALS

27.1 Hazardous Materials Disclosure Certificate: Prior to executing this Lease, Tenant has delivered to Landlord Tenant’s executed initial Hazardous Materials Disclosure Certificate (the “Initial HazMat Certificate”), a copy of which is attached hereto as Exhibit H. Tenant covenants, represents and warrants to Landlord that the information in the Initial HazMat Certificate is true and correct and accurately describes the use(s) of Hazardous Materials which will be made and/or used on the Premises by Tenant. Tenant shall, commencing with the date which is one year from the Commencement Date and continuing every year thereafter, deliver to Landlord, an executed Hazardous Materials Disclosure Certificate (the-“HazMat Certificate”) describing Tenant’s then present use of Hazardous Materials on the Premises, and any other reasonably necessary documents as requested by Landlord. The HazMat Certificates required hereunder shall be in substantially the form attached hereto as Exhibit H.

27.2 Definition of Hazardous Materials: As used in this Lease, the term Hazardous Materials shall mean and include (a) any hazardous or toxic wastes, materials or substances, and other pollutants or contaminants, which are or become regulated by any Environmental Laws; (b) petroleum, petroleum by products, gasoline, diesel fuel, crude oil or any fraction thereof; (c) asbestos and asbestos containing material, in any form, whether friable or non-friable; (d) polychlorinated biphenyls; (e) radioactive materials; (f) lead and lead-containing materials; (g) any other material, waste or substance displaying toxic, reactive, ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined or become defined by any Environmental Law (defined below); or (h) any materials which cause or threatens to cause a nuisance upon or waste to any portion of the Project or any surrounding property. For purposes of this Lease, the term “Hazardous Materials” shall not include nominal amounts of ordinary household cleaners, office supplies and janitorial supplies which are maintained in compliance with Environmental Laws.

27.3 Prohibition; Environmental Laws: Tenant shall not be entitled to use or store any Hazardous Materials on, in, or about any portion of the Premises and the Project. This is an absolute prohibition and is made in light of the presence of the Existing Toxics (as defined in Section 27.7) on the Lot. If notwithstanding such prohibition

Tenant uses or stores any Hazardous Materials on, in, or about any portion of the Premises or the Project, such usage and storage roust at all times be in full compliance with any and all local, state and federal environmental, health and/or safety-related laws, statutes, orders, standards, courts’ decisions, ordinances, rules and regulations (as interpreted by judicial and administrative decisions), decrees, directives, guidelines,. permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant. or all or any portion of the Premises (collectively, the “Environmental Laws”). Tenant shall not be entitled nor permitted to install any tanks under, on or about the Premises for the storage of Hazardous Materials without the express written consent of Landlord, which may be given or withheld in Landlord’s sole discretion. Landlord shall have the right at all times during the Term of this Lease to (i) inspect the Premises, (ii) conduct tests and investigations to determine whether Tenant is in compliance with the provisions of this Section 27 or to determine if Hazardous Materials are present in, on or about the Project, and (iii) request lists of all Hazardous Materials used, stored or otherwise located on, under or about any portion of the Premises and/or the Common Areas, provided that Landlord shall use commercially reasonable efforts to minimize any disruption to Tenant’s operations in the Premises in performing such inspections, tests or investigations. The cost of all such inspections, tests and investigations shall be borne by Tenant, if Landlord reasonably determines that Tenant or any of Tenants Representatives are responsible in any manner for any contamination revealed by such inspections, tests and investigations. The aforementioned tights granted herein to Landlord and its representatives shall not create (a) a duty on Landlord’s part to inspect, test, investigate, monitor or otherwise observe the Premises or the activities of Tenant and Tenant’s Representatives with respect to Hazardous Materials, including without limitation, Tenant’s operation, use and any remediation related thereto, or (b) liability on the part of Landlord and its representatives for Tenant’s use, storage, disposal or remediation of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

27.4 Tenant’s Environmental Obligations: Tenant shall give to Landlord immediate verbal and follow-up written notice of any spills, releases, discharges, disposals, emissions, migrations, removals or transportation of Hazardous Materials on, under or about any portion of the Premises or in any Common Areas; provided that Tenant has actual knowledge of such event(s). Tenant, at its sole cost and expense, covenants and warrants to promptly investigate, clean up, remove, restore and otherwise remediate (including, without limitation, preparation of any feasibility studies or reports and the performance of any and all closures) any spill, release, discharge, disposal, emission, migration or transportation of Hazardous Materials in violation of any Environmental Law arising from or related to the intentional or negligent acts or omissions of Tenant or Tenant’s Representatives such that the affected portions of the Project and any adjacent property are returned to the condition existing prior to the appearance of such Hazardous Materials, such that the “Tenant Contamination” (as defined below) is reduced at least to non-actionable levels in accordance with each governmental or quasi-governmental agency with jurisdiction there over and so as to enable Landlord to make full economic use of the Premises and the other portions of the Project after the satisfactory completion of such work. Any such investigation, clean up, removal, restoration and other remediation shall only be performed after Tenant has obtained Landlord’s prior written consent, which consent shall not be unreasonably withheld so long as such actions would not potentially have a material adverse long-term or short-term effect on any portion of the Project. Notwithstanding the foregoing, Tenant shall be entitled to respond immediately to an emergency without first obtaining Landlord’s prior written consent Tenant, at its sole cost and expense, shall conduct and perform, or cause to be conducted and performed, all closures as required by any Environmental Laws or any agencies or other governmental authorities having jurisdiction thereof If Tenant fails to so promptly investigate, clean up, remove, restore, provide closure or otherwise so remediate, Landlord may, but without obligation to do so, take any and all steps necessary to rectify’ the same and Tenant shall promptly reimburse Landlord, upon demand, for all reasonable costs and expenses to Landlord of performing investigation, clean up, removal, restoration, closure and remediation work.

27.5 Environmental Indemnity by Tenant: In addition to Tenant’s obligations as set forth hereinabove, Tenant agrees to, and shall, protect, indemnify, defend (with counsel acceptable to Landlord) and hold Landlord and the other Indemnitees harmless from and against any and all Claims (including, without limitation, diminution in value of any portion of the Premises or the Project, damages for the loss of or restriction on the use of rentable or usable space, and from any adverse impact of Landlord’s marketing of any space within the Project) arising at any time during or after the Term of this Lease in connection with or related to, directly or indirectly, the use, presence, transportation, storage, disposal, migration, removal, spill, release or discharge of Hazardous Materials on, in or about any portion of the Project as a result (directly or indirectly) of the intentional or negligent acts or omissions of Tenant or any of Tenant’s Representatives, including without limitation if any of Tenant’s Representatives allows or permits persons over which Tenant or any of Tenant’s Representatives has control, and/or for which Tenant or any of Tenant’s Representatives are legally responsible, to cause such Hazardous Materials to be present in, on, under, through or about any portion of the Premises or the Project, or Tenant and/or any of Tenant’s Representatives does not take all reasonably appropriate actions to prevent such persons over which Tenant or any of Tenant’s Representatives has control and/or for which Tenant or any of Tenant’s Representatives are legally responsible from causing the presence of Hazardous Materials in, on, under, through or about any portion of the Premises or the Project (collectively, “Tenant Contamination”). Neither the written consent of Landlord to the presence, use or storage of Hazardous Materials in, on, under or about any portion of the Project nor the strict compliance by Tenant with all Environmental Laws shall excuse Tenant from its obligations of indemnification pursuant hereto. Tenant shall not be relieved of its indemnification obligations under the provisions of this Section 27.5 due to Landlord’s status as either an “owner” or “operator” under any Environmental Laws.

27.6 Survival: Tenant’s obligations and liabilities pursuant to the provisions of this Section 27 shall survive the expiration or earlier termination of this Lease. If it is determined by Landlord that the condition of all or any portion of the Project is not in compliance with the provisions of this Lease with respect to Hazardous Materials due to Tenant’s use of Hazardous Materials or Tenant Contamination, including without limitation, all Environmental Laws at the expiration or earlier termination of this Lease, then Landlord may require Tenant to hold over possession of the Premises until Tenant can surrender the Premises to Landlord in the condition in which the Premises existed as of the Commencement Date, with such Hazardous Materials reduced at least-to non-actionable levels in accordance with. each governmental or quasi-governmental agency with jurisdiction thereover and so as to enable Landlord to make full economic use of the Premises and the other portions of the Project after the satisfactory completion of such work, including without limitation, the conduct or performance of any closures as required by any Environmental Laws, and except for reasonable wear and tear. For purposes hereof, the term “reasonable wear and tear” shall not include any deterioration in the condition or diminution of the value of any portion of the Project in any manner whatsoever related to directly, or indirectly, Hazardous Materials. Any such holdover by Tenant will be with Landlord’s consent, will not be terminable by Tenant until such surrender obligations have been met (unless Tenant is prevented from complying with its surrender obligation by a governmental authority, Law or something beyond their control) and will otherwise be subject to the provisions of Section 20 of this Lease.

27.7 Exculpation of Tenant: Notwithstanding anything in this Lease to the contrary, Tenant shall not be liable to Landlord for nor otherwise obligated to Landlord under any provision of the Lease with respect to the following: (i) any claim, remediation, obligation, investigation, liability, cause of action, attorney’s fees, consultants’ cost, expense or damage resulting directly or indirectly from any Hazardous Materials present in, on or about the Premises or the Building to the extent not caused or otherwise permitted, directly or indirectly, by Tenant or Tenant’s Representatives; or (ii) the removal, investigation, monitoring or remediation of any Hazardous Material present in, on or about the Premises or the Building directly or indirectly caused by any source, including third parties, other than Tenant or Tenant’s Representatives; provided, however, Tenant shall be fully liable for and otherwise obligated to Landlord under the provisions of this Lease for all liabilities, costs, damages, penalties, claims, judgments, expenses (including without limitation, attorneys’ and experts’ fees and costs) and losses to the extent (a) Tenant or any of Tenant’s Representatives contributes to the presence of such Hazardous Materials, or Tenant’s and/or any of Tenant’s Representatives’ acts or omissions exacerbate the conditions caused by such Hazardous Materials, or (b) resulting from any Tenant Contamination.

27.8 Restrictions on Tenant: Without in each instance first obtaining Landlord’s prior written consent thereto (which consent maybe given or withheld in Landlord’s sole discretion), Tenant hereby covenants and agrees that it shall not initiate, undertake or perform or otherwise permit or allow any of Tenant’s Representatives or any other persons over which Tenant or any of Tenant’s Representatives has control and/or for which Tenant or any of Tenant’s Representatives are legally responsible, to initiate, undertake or perform any construction work or activities in, on or about the Project which in any manner may impact, disturb or otherwise affect the surface or subsurface portions of the Lot, the existing groundwater wells, and/or any additional groundwater wells of which Landlord has notified Tenant from time to time during the Term of this Lease.

28.	FINANCIAL STATEMENTS

Tenant and any permitted Transferee, for the reliance of Landlord, any lender holding or anticipated to acquire alien upon any portion of the Project or any prospective purchaser of any portion of the Project within ten (10) days after Landlord’s request therefor, but not more often than twice annually so long as Tenant is not in material default of this Lease beyond applicable notice and cure periods, if any, shall deliver to Landlord the then current audited financial statements of Tenant (including interim periods following the end of the last fiscal year for which annual statements are available), if Tenant has been in operation during such period. If audited financial statements have not been prepared, Tenant and any permitted Transferee shall provide Landlord with unaudited financial statements and such other information, the type and form of which are acceptable to Landlord in Landlord’s reasonable discretion, which reflects the financial condition of Tenant and any permitted Transferee.

29.	GENERAL PROVISIONS:

29.1 Time. Time is of the essence in this Lease and with respect to each and all of its provisions in which performance is a factor.

29.2 Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

29.3 Recordation. Tenant shall not record this Lease or a short form memorandum hereof.

29.4 Landlord Exculpation. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the actual interest of Landlord and its present or future partners or members in the Building and the Project, and Tenant agrees to look solely to Landlord’s interest in the Building and the Project (including without limitation insurance proceeds therefor and proceeds from any sale thereof) for satisfaction of any liability and shall not look to other assets of Landlord nor seek any recourse against the assets of the individual partners, members, directors, officers, shareholders, agents or employees of Landlord, including without limitation, any property management company of Landlord (collectively, the “Landlord Parties”). It is the parties’ intention that Landlord and the Landlord Parties shall not in any event or circumstance be personally liable, in any manner whatsoever, for any judgment or deficiency hereunder or with respect to this Lease. The liability of Landlord under this Lease is limited to its actual period of ownership of title to the Building.

29.5 Severability and Governing Law. Any provisions of this Lease which shall prove to be invalid, void-or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provision shall remain in full force and effect. This Lease shall be governed by, and construed in accordance with, the laws of the State of California.

29.6 Attorneys’ Fees. In the event any dispute between the parties results in litigation or other proceeding, the prevailing party shall be reimbursed by the party not prevailing for all reasonable costs and expenses, including, without limitation, reasonable attorneys’ and experts’ fees and costs incurred by the prevailing party in connection with such litigation or other proceeding, and any appeal thereof. Such costs, expenses and fees shall be included in and made a part of the judgment recovered by the prevailing party, if any.

29.7 Entire Agreement. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. This Lease and any side letter or separate agreement executed by Landlord and Tenant in connection with this Lease and dated of even date herewith contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Premises, shall be considered to be the only agreement between the parties hereto and their representatives and agents, and none of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto. All negotiations and oral agreements acceptable to both parties have been merged into and are included herein. There are no other representations or warranties between the parties, and all reliance with respect to representations is based totally upon the representations and agreements contained in this Lease.

29.8 Warranty of Authority. On the date that Tenant executes this Lease, Tenant shall deliver to Landlord an original certificate of status for Tenant issued by the California Secretary of State or statement of partnership for Tenant recorded in the county in which the Premises are located, as applicable, and such other documents as Landlord may reasonably request with regard to the lawful existence of Tenant. Each person executing this Lease on behalf of a party represents and warrants that (1) such person is duly and validly authorized to do so on behalf of the entity it purports to so bind, and (2) if such party is a partnership, corporation or trustee, that such partnership, corporation or trustee has full right and authority to enter into this Lease and perform all of its obligations hereunder. Tenant hereby warrants that this Lease is legal, valid and binding upon Tenant and enforceable against Tenant in accordance with its terms.

29.9 Notices. All notices, demands, statements or communications (collectively, “Notices”) given or required to be given by either party to the other hereunder shall be in writing, shall be sent by United States certified or registered mail, postage prepaid, return receipt requested, or by personal delivery (i) to Tenant at the Tenant’s Address set forth in the Basic Lease Information, or to such other place as Tenant may from time to time designate in a Notice to Landlord; or (ii) to Landlord at Landlord’s Address set forth in the Basic Lease Information, or to such other firm or to such other place as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed received, if properly addressed and sent, three (3) business days after any such notice is mailed as provided in this Section 29.9 or upon the date personal delivery is accepted or rejected, if properly addressed and sent by personal delivery.

29.10 Joint and Several; Covenants and Conditions. If Tenant consists of more than one person or entity, the obligations of all such persons or entities shall be joint and several. Each provision to be performed by Tenant hereunder shall be deemed to be both a covenant and a condition.

29.11 Confidentiality. Tenant acknowledges that the content of this Lease and any related documents are confidential information. Tenant shall keep and maintain such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Tenant’s employees, agents, lenders, investors and financial, legal and space planning consultants or in connection with any financing, Permitted Transaction (as defined hereinbelow) or Transfer.

29.12 Landlord Renovations. Tenant acknowledges that Landlord may from time to time, at Landlord’s sole option, renovate, improve, develop, alter, or modify (collectively, the “Renovations”) portions of the Building, Premises, Common Areas and the Project, including without limitation, systems and equipment, roof, and structural portions of the same. In connection with such Renovations, Landlord may, among other things, erect scaffolding or other necessary structures in the Building, limit or eliminate access to portions of the Project, including portions of the Common Areas, or perform work in the Building, which work may create noise, dust or leave debris in the Building. Tenant hereby agrees that such Renovations and Landlord’s actions in connection with such Renovations shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent. Landlord shall have no responsibility, or for any reason be liable to Tenant, for any direct or indirect injury to or interference with Tenant’s business arising from the Renovations, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant’s Property, Alterations or improvements resulting from the Renovations or Landlord’s actions in connection with such Renovations, or for any inconvenience or annoyance occasioned by such Renovations or Landlord’s actions in connection with such Renovations. Landiord shall use commercially reasonable efforts to minimize any disruption to Tenant’s operations in the Premises in performing such Renovations.

30.	SIGNS

Tenant, at Tenant’s sole cost and expense, shall be entitled to the prorata use of the monument sign that currently is in the landscaping along Maude Avenue. In the event Tenant, at Tenant’s sole cost and expense, elects to secure from the City of Sunnyvale permits to install exterior building signage, Landlord agrees to use best efforts to assist Tenant’s efforts, but in no event shall signage be allowed on more than one exterior building location. All signs and graphics of every kind visible in or from public view or corridors or the exterior of the Premises shall be subject to Landlord’s prior written approval and shall be subject to and in compliance with all applicable Laws, Development Documents, Recorded Matters, Rules and Regulations, and Landlord’s sign criteria as same may exist from time to time or as set forth in Exhibit G hereto. Tenant shall remove all such signs and graphics on or prior to the expiration or earlier termination of this Lease. Such installations and removals shall be made in a manner as to avoid damage or defacement of the Premises. Tenant shall repair any damage or defacement, including without limitation, discoloration caused by such installation or removal. Landlord shall have the right, at its option, to deduct from the Security Deposit such sums as are reasonably necessary to remove such signs and make any repairs necessitated by such removal. Notwithstanding the foregoing, in no event shall any sign(s) which are likely to interfere with the visibility of any sign, canopy, advertising matter, or decoration of any kind of any other business or occupant of the Building or the other portions of the Project be permitted hereunder. Tenant further agrees to maintain each such sign and graphics, as may be approved, in good condition and repair at all times.

31.	MORTGAGEE PROTECTION

Upon any default on the part of Landlord, Tenant will give written Notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises who has provided Tenant with notice of their interest together with an address for receiving Notice, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure. If such default cannot be cured within such time period, then such additional time as may be necessary will be given to such beneficiary or mortgagee to effect such cure so long as such beneficiary or mortgagee has commenced the cure within the original time period and thereafter diligently pursues such cure to completion, in which event this Lease shall not be terminated while such cure is being diligently pursued. Tenant agrees that each lender to whom this Lease has been assigned by Landlord is an express third party beneficiary hereof. Tenant shall not make any prepayment of Rent more than one (1) month in advance without the prior written consent of each such lender, except if Tenant is required to make quarterly payments of Rent in advance pursuant to the provisions of Section 8 above. Tenant waives the collection of any deposit from such lender(s) or any purchaser at a foreclosure sale of such lender(s)’ deed of trust unless the lender(s) or such purchaser shall have actually received and not refunded the deposit. Tenant agrees to make all payments under this Lease to the lender with the most senior encumbrance upon receiving a direction, in uniting, to pay said amounts to such lender. Tenant shall comply with such written direction to pay without determining whether an event of default exists under such lender’s loan to Landlord. If, in connection with obtaining financing for the Premises or any other portion of the Project, Landlord’s lender shall request reasonable modification(s) to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not materially and adversely affect Tenant’s rights or obligations hereunder or the use, occupancy or quiet enjoyment of Tenant hereunder.

32.	WARRANTIES OF TENANT

Tenant hereby warrants and represents to Landlord, for the express benefit of Landlord, that Tenant has undertaken a complete and independent evaluation of the risks inherent in the execution of this Lease and the operation of the Premises for the use permitted hereby, and that, based upon said independent evaluation, Tenant has elected to enter into this Lease and hereby assumes the risks inherent in the execution of this Lease and the operation of the Premises for the use permitted hereby (except as expressly otherwise set forth in this Lease). Tenant hereby further warrants and represents to Landlord, for the express benefit of Landlord, that in entering into this Lease, Tenant has not relied upon any statement, fact, promise or representation (whether express or implied, written or oral) not specifically set forth herein in writing and that any statement, fact, promise or representation (whether express or implied, written or oral) made at any time to Tenant, which is not expressly incorporated herein in writing, is hereby waived by Tenant.

33.	BROKERAGE COMMISSION

Landlord and Tenant each represents and wan-ants for the benefit of the other that it has had no dealings with any real estate broker, agent or finder in connection with the Premises and/or the negotiation of this Lease, except for the Broker(s) specified in the Basic Lease Information, and that it knows of no other real estate broker, agent or finder who is or might be entitled to a real estate brokerage commission or finder’s fee in connection with this Lease or otherwise based upon contacts between the claimant and Tenant Each party shall indemnify and hold harmless the other from and against any and all liabilities or expenses arising out of claims made for a fee or commission by any real estate broker, agent or finder in connection with the Premises and this Lease other than Broker(s), if any, resulting from the actions of the indemnifying party. Unless expressly agreed to in writing by Landlord and Broker(s), no real estate brokerage commission or finder’s fee shall be owed to, or otherwise payable to, the Broker(s) for any renewals or other extensions of the initial Term of this Lease or for any additional space leased by

Tenant other than the Premises as same exists as of the Lease Dale. Tenant further represents and warrants to Landlord that Tenant will not receive (i) any portion of any brokerage commission or finder’s fee payable to the Broker(s) in connection with this Lease or (ii) any other form of compensation or incentive from the Broker(s) with respect to this Lease. Landlord shall be responsible for payment of any brokerage commission pursuant to a separate agreement with the Brokers.

34.	QUIET ENJOYMENT

Landlord covenants with Tenant, upon the paying of Rent and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept, and during the periods that Tenant is not otherwise in default of any of the terms or provisions of this Lease, and subject to the rights of any of Landlord’s lenders, (i) that Tenant shall and may peaceably and quietly have, hold, occupy and enjoy the Premises and the Common Areas during the Term of this Lease, and (ii) neither Landlord, nor any successor or assign of Landlord, shall disturb Tenant’s occupancy or enjoyment of the Premises and the Common Areas. The foregoing covenant is in lieu of any other covenant express or implied.

36.	OPTION TO TERMINATE

Landlord shall be granted the right to terminate the Lease any time after the last day of the l4th month of the Lease Term by providing Tenant with a written notice to tefminate ninety (90) days prior to the termination date. Landlord agrees to reimburse Tenant the unamortized portion of tenant improvements such as cubicle wiring and electrifying.

IN WITNESS WREREOF, this Lease is executed by the parties as of the Lease Date referenced on Page 1 of this Lease.

LANDLORD:			TENANT:

SEQUOIA M&P, LLC,			Ruckus Wireless, Inc,
a California limited liability company			a Delaware corporation

By:	JP DINAPOLI COMPANIES, INC.,		By:	/s/ Seamus Hennessy
	a California corporation, Manager		Its:	CFO

	By:	/s/ John B. DiNapoli
		John B. DiNapoli,	By:
		Vice President	Its:

If Tenant is a Partnership,one or more General Partners must sign on behalf of the partnership and indicate the capacity in which they are signing. If General Partner is a corporation, then the corporation must provide a corporate resolution authorizing this Lease.

Exhibit A

EXHIBIT B TO LEASE AGREEMENT

TENANT IMPROVEMENTS

This exhibit, entitled “Tenant Improvements”, is and shall constitute EXHIBIT B to that certain Lease Agreement dated as of October 31, 2011 (the “Lease”), by and between Sequoia M&P, LLC (“Landlord”), and Ruckus Wireless, Inc. (“Tenant”), for the leasing of certain premises located at 685 West Maude Avenue, Sunnyvale, California (the “Premises”). The terms, conditions and provisions of this EXHIBIT B are hereby incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

1. Tenant Improvements. Subject to the conditions set forth below, Landlord agrees to construct and install those certain improvements (“Tenant Improvements”) described herein as: (i) removal of 4 walls indicated on the attached Space Plan ,(ii) patch carpet where walls were removed, (iii) clean all carpets, and (iv) perform or cause to be performed the HVAC unit repairs identified on that certain proposal, dated October 10, 2011, made by Performance Air Service, Inc..

2. Definition. “Tenant Improvements” as used in this Lease shall include only those interior improvements to be made to the Premises as specified in Section 1 above. “Tenant Improvements” shall specifically not include (i) any alterations, additions or improvements installed or constructed by Tenant, or (ii) any of Tenant’s trade fixtures, racking, security equipment, equipment, furniture, furnishings, telephone and/or data equipment, telephone and/or data lines or other personal property (collectively, “Tenant’s Installations”).

3. The Work. Landlord has agreed to perform the Tenant Improvements in the Premises and to pay the cost thereof. Neither the approval by Landlord of the Work or any other plans, specifications, drawings or other items associated with the Work, nor Landlord’s performance, supervision or monitoring of the Work, shall constitute any warranty or covenant by Landlord to Tenant of the adequacy of the design for Tenant’s intended use of the Premises. Tenant agrees to, and does hereby, assume full and complete responsibility to ensure that the Work is adequate to fully meet the needs and requirements of Tenant’s intended operations of its business within the Premises and Tenant’s use of the Premises.

4. Performance of Work. Subject to the satisfaction of all conditions precedent and subsequent to its obligations under this EXHIBIT B, and further subject to the provisions of Section 8 hereof, the Tenant Improvements will be commenced. The Tenant Improvements shall be constructed by a general contractor selected by Landlord (the “General Contractor”) which Landlord acknowledges will be the contractor only of Landlord and Tenant shall have no liability to the General Contractor on the construction contract.

5. Substantial Completion. Landlord shall cause the General Contractor to Substantially Complete (defined below) the Tenant Improvements by October 15, 2011 (the “Completion Date”), subject to delays due to (a) acts or events beyond its control including, but not limited to, acts of God, earthquakes, strikes, lockouts, boycotts, casualties, discontinuance of any utility or other service required for performance of the Work, moratoriums, governmental agencies, delays on the part of governmental agencies and weather, (b) the lack of availability or shortage of specialized materials used in the construction of the Tenant Improvements, and/or (c) any matters beyond the control of Landlord, the General Contractor or any subcontractors (the events and matters set forth in Subsections (a), (b) and (c) are collectively referred to as “Force Majeure Delays”; such Force Majeure Delays shall not exceed thirty (30) days), or (d) any Tenant Delays (defined in Section 7 below). The Tenant Improvements shall be deemed substantially complete on the date that (i) the General Contractor has certified to Landlord that the Premises have been constructed and are substantially complete, (ii) all incomplete or defective construction, which interferes with Tenant’s use of the Premises, has been remedied and repaired; and (iii) Landlord has offered to deliver possession of the Premises to Tenant (“Substantial Completion”, or “Substantially Completed”, or “Substantially Complete”). If the Work is not deemed to be Substantially Completed on or before the scheduled Completion Date, (i) Landlord agrees to use reasonable efforts to Substantially Complete the Work as soon as practicable thereafter, (ii) the Lease shall remain in full force and effect subject to the terms thereof and unless terminated by Tenant in accordance with its rights under Section 2.1 thereof, (iii) Landlord shall not be deemed to be in breach or default of the Lease or this EXHIBIT B as a result thereof and Landlord shall have no liability to Tenant as a result of any delay in occupancy (whether for damages, abatement of all or any portion of the Rent, or otherwise) except as expressly set forth in the Lease, and (iv) except in the event of any Tenant Delays, which will not affect the Commencement Date but will extend the Completion Date without any penalty or liability to Landlord, and notwithstanding anything to the contrary contained in the Lease, the Commencement Date and the Expiration Date of the term of the Lease (as defined in Section 2 of the Lease) shall be extended commensurately by the amount of time attributable to such Force Majeure Delays, and Landlord and Tenant shall execute a written amendment to the Lease evidencing such extensions of time, substantially in the form of Exhibit F to the Lease. Subject to the provisions of Section 10.2 of the Lease, the Tenant Improvements shall belong to Landlord and shall be deemed to be incorporated into the Premises for all purposes of the Lease, and Tenant shall not be required to remove the Tenant Improvements at the expiration or earlier termination of the Lease.

6. Tenant Delays. There shall be no extension of the scheduled Commencement Date or Expiration Date of the term of the Lease (as otherwise permissibly extended in accordance with the provisions of Section 6 above) if the Work has not been Substantially Completed by the scheduled Commencement Date due to any delay attributable to Tenant and/or any of Tenant’s Representatives (collectively, “Tenant Delays”), including, but not limited to, any of the following described events or occurrences: (a) delays related to changes made or requested by Tenant to the Tenant

Improvements; (b) the failure of Tenant-to timely furnish all or any plans, drawings, specifications, finish details or other information required, such as locations of outlets, switches and fixtures, in the time period required; (c) the failure of Tenant to comply with the requirements of Section 8 below; (d) Tenant’s requirements for special work or materials, finishes, or installations other than the Building Standards or Tenant’s requirements for special construction or phasing not reflected in the Tenant Improvements; (e) the completion of any work associated with Tenant’s Installations, including without limitation, Tenant’s racking systems, and work related to any requirements of governmental and regulatory agencies with respect to any of Tenant’s Installations; (f) the performance of any additional work pursuant to a Change Request that is requested by Tenant; (g) the performance of work in or about the Premises by any person, firm or corporation employed by or on behalf of Tenant, including, without limitation, any failure to complete or any delay in the completion of such work; and/or (h) any and all delays caused by or arising from acts or omissions of Tenant and/or Tenant’s Representatives. Any delays in the construction of the Tenant Improvements due to any of the events described above, shall in no way extend or affect the date on which Tenant is required to commence paying Rent under the terms of the Lease. It is the intention of the parties that all of such delays will be considered Tenant Delays for which Tenant shall be wholly and completely responsible for any and all consequences related to such delays, including, without limitation, any costs and expenses attributable to increases in labor or materials.

7. Tenant Improvement Costs. Landlord shall be responsible for, at its sole cost and expense, all of the costs associated with the Tenant Improvements (the “Tenant Improvement Costs”) which shall include any and all costs and expenses of the Work, including, without limitation, all of the following:

(a) all costs of interior design and finish schedule plans and specifications;

(b) All direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Premises, including, but not limited to, the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by Landlord’s consultants and the General Contractor in connection with construction of the Tenant Improvements, and all labor (including overtime) and materials constituting the Work;

8. Excess Tenant Improvement Costs. The term “Excess Tenant Improvement Costs” as used herein shall include the aggregate of (i) all costs related to any and all Change Requests/Change Orders requested by Tenant and (ii) all costs related to any of the Tenant Improvements in excess of the Landlord’s Work, subject to the remaining provisions of this Section 8. Tenant shall pay to Landlord the Excess Tenant Improvement Costs within ten (10) days of Landlord’s delivery to Tenant of a written demand therefore together with a reconciliation of such costs. No Work shall be commenced until Tenant has fully complied with the preceding provisions of this Section 8. If Tenant fails to remit the sums so demanded by Landlord pursuant to this Section 8 within the time periods required, and such failure continues after prior notice thereof, Landlord may, at its option, declare Tenant in default under the Lease. Tenant shall not be responsible for or obligated to pay, and Landlord shall be responsible for at its sole cost and expense, any Excess Tenant Improvement Costs unless Tenant approved such cost in advance in writing.

9. Change Requests. No changes or revisions to the Tenant Improvements shall be made by either Landlord or Tenant unless approved in writing by both parties. Upon Tenant’s request and submission by Tenant (at Tenant’s sole cost and expense) of the necessary information and/or plans and specifications for any changes or revisions to the Tenant Improvements and the approval by Landlord of such Change Request(s), which approval Landlord agrees shall not be unreasonably withheld, Landlord shall perform the additional work associated with the approved Change Request(s), at Tenant’s sole cost and expense, subject, however, to the following provisions of this Section 9. Prior to commencing any additional work related to the approved Change Request(s), Landlord shall submit to-Tenant a written statement of the cost of such additional work and a proposed tenant change order therefor (“Change Order”) in the-standard form then in use by Landlord. If Tenant approves the cost, Tenant shall execute and deliver to Landlord such Change Order and shall pay the entire cost of such additional work in the following described manner. Tenant also has the option of withdrawing its request for a change or submitting further changes to reduce the cost, unless such Change Request(s) were approved by Tenant in the field and already installed. Any costs related to such approved Change Request(s), Change Order and any delays associated therewith, shall be added to the Tenant Improvement Costs and shall be paid for by Tenant as and with any Excess Tenant Improvement Costs as set forth in Section 8 above. The billing for such additional costs to Tenant shall be accompanied by evidence of the amounts billed as is customarily used in the business. Costs related to approved Change Requests and Change Orders shall include without limitation, any architectural or design fees and the General Contractor’s price for effecting the change. If Tenant fails to respond as described above, then Landlord shall not be obligated to do any additional work related to such approved Change Request(s) and/or Change Orders, and Landlord may proceed to perform only the Work, as specified in Section 1 above.

10. Termination. Subject to the provisions of Section 10.2 of the Lease, upon the expiration or earlier termination of the Lease, Tenant shall not be required to remove the Tenant Improvements it being the intention of the parties that the Tenant Improvements are to be considered incorporated into the Building.

11. Intentionally Deleted.

12. Lease Provisions; Conflict. The terms and provisions of the Lease, insofar as they are applicable, in whole or in part, to this EXHIBIT B, are hereby incorporated herein by reference, and specifically including all of the provisions of Section 31 of the Lease. In the event of any conflict between the terms of the Lease and this EXHIBIT B, the terms of this EXHIBIT B shall prevail. Any amounts payable by Tenant to Landlord hereunder shall be deemed to be Additional Rent under the Lease and, upon any default in the payment of same, Landlord shall have all rights and remedies available to it as provided for in the Lease.

EXHIBIT C

RULES AND REGULATIONS

1. Tenant shall not place anything, or allow anything to be placed near the glass of any window, door, partition or wall which may, in Landlord’s judgment, appear unsightly from outside of the Project.

2. The sidewalks, passages, exits, and entrances shall not be obstructed by Tenant or used by Tenant for any purposes other than for ingress to and egress from the Premises. Tenant shall lend its full cooperation to keep such areas free from all obstruction and in a clean and sightly condition and shall move all supplies, furniture and equipment as soon as received directly to the Premises and move all such items and waste being taken from the Premises (other than waste customarily removed by employees of the Building)

3. The toilet rooms, urinals, wash bowls and other apparatuses shall not be used for any purposes other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein, and to the extent caused by Tenant or its employees or invitees, the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by Tenant.

4. Tenant shall not use the Premises for housing, lodging or sleeping purposes; or permit preparation or warming of food in the Premises (warming of coffee and individual meals with employees and guests excepted).

5. Tenant shall not bring upon, use or keep in the Premises or the Project any kerosene, gasoline or inflammable or combustible fluid or material, or any other articles deemed hazardous to persons or property, or use any method of heating or air conditioning other than that supplied by Landlord. Tenant shall not do anything in the Premises, or bring or keep anything therein, which will in any way increase or tend to increase the risk of fire or the rate of fire insurance or which shall conflict with the regulations of the Fire Department or the law or with any insurance policy on the Premises or any part thereof.

6. Tenant shall cooperate fully with Landlord to assure the most effective operation of the Premises’ or the Project’s heating and air conditioning.

7. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage, which may arise from a cause other than Landlord’s negligence, which includes keeping doors locked and other means of entry to the Premises closed and secured.

8. Tenant shall not advertise the business, profession or activities of Tenant conducted in the Project in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining to such business, profession or activities.

9. Except with the express written permission of Landlord, no bicycle (except in those areas which may be designated for bicycles by Landlord) or other vehicle and no animals or pets shall be allowed in the Premises, halls, freight docks, or any other parts of the Building except that blind persons may be accompanied by “seeing eye” dogs. Tenant shall not make or permit any noise, vibration or odor to emanate from the Premises, or do anything therein tending to create, or maintain a nuisance, or do any act tending to injure the reputation of the Building.

10. Tenant shall not disturb the quiet enjoyment of any other tenant in the Park.

11. No equipment, mechanical ventilators, awnings, special shades or other forms of window covering shall be permitted either inside or outside the windows of the Premises without the prior written consent of Landlord, and then only at the expense and risk of Tenant, and they shall be of such shape, color, material, quality, design and make as may be approved by Landlord.

12. Tenant shall not do or permit the manufacture, sale, purchase, use or gift of any fermented, intoxicating or alcoholic beverages without obtaining written consent of Landlord.

13. Whenever Landlord’s consent, approval or satisfaction is required under these Rules, then unless otherwise stated, any such consent, approval or satisfaction must be obtained in advance, such consent or approval may be granted or withheld in Landlord’s sole discretion, and Landlord’s satisfaction shall be determined in its sole judgment.

14. Landlord reserves the right at any time to change or rescind any one or more of these rules or regulations or to make such other and further reasonable rules and regulations as in Landlord’s judgment may from time to time be necessary for the management, safety, care and cleanliness of the Premises, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants of the Project Landlord shall not be responsible to Tenant or to any other person for the non-observance or violation of the rules and regulations by any other tenant or other person. Tenant shall be deemed to have read these rules and to have agreed to abide by them as a condition to its occupancy of the space herein leased.

G-1

EXHIBIT D

FURNITURE & FIXTURES

21 TEKNION CUBICLES INSTALLED IN THE PREMISES. CUBICLE COMPONENTS WILL INCLUDE THE FOLLOWING UNITS:

1 CORNER WORK SURFACE

2 SIDE WORK SURFACES

1 UNDER DESK SET OF DRAWERS

1 TASK CHAIR

1 OVERHEAD BIN

1 TASK LIGHT

G-1

EXHIBIT F

CHANGE OF COMMENCEMENT DATE - EXAMPLE

FIRST AMENDMENT TO LEASE AGREEMENT

This First Amendment to Lease Agreement (the “First Amendment”) is made as of            , 2011 by and between Sequoia M & P LLC (“Landlord”), and Ruckus Wireless, Inc., a Delaware corporation (“Tenant”), with reference to that certain Lease Agreement (the “Lease”), dated October     , 2011, by and between Landlord and Tenant for the leasing of certain premises (the “Premises”) located at 685 Maude Avenue, Sunnyvale, California, as more particularly described in the Lease.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and in the Lease and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Tenant and Tenant hereby agree as follows:

1. The Commencement Dale shall be            , 2011.

2. The Expiration Date of the initial term of the Lease shall be             ,        .

3. All capitalized terms used in this First Amendment shall have the same meanings and definitions as set forth in the Lease.

4. Landlord and Tenant hereby further agree that the Lease is in full force and effect, and that the terms and provisions of the Lease shall remain unchanged except as modified in this First Amendment.

5. In the event of any conflict or inconsistency between the terms and provisions of this First Amendment, the terms and provisions of this First Amendment shall prevail.

IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment as of the date and year first written above in this First Amendment.

LANDLORD:		TENANT:

Sequoia M & P LLC a California limited liability company		Ruckus Wireless, Inc. a Delaware corporation

By:	JP DINAPOLI COMPANIES, INC.,
	A California corporation, manager	By:
Its:

By:
	John B. DiNapoli,	By:
Vice President

G-1

EXHIBIT G

Sign Criteria

All signs or decorations placed by Tenant or permitted by Tenant to be place on the land or exterior of the Building shall comply with all applicable municipal and county ordinances, and be subject to the Landlord’s consent, which consent shall not be unreasonable withheld. Subject to the foregoing conditions, Landlord hereby grants to Tenant the exclusive right to place Tenant’s sign or logo on the exterior of the Building and place or permit to be placed Tenant’s name and/or logo, address and hours of operation at the entrance to the Premises. Tenant shall not place or permit to be placed any sign or decoration on the land or the exterior of the Building without the proper written consent of Landlord. Tenant, upon written notice by Landlord, shall immediately remove any sign or decoration that Tenant has placed or permitted to be placed on the land or the exterior of the Building without the prior written consent of Landlord, and if Tenant fails to so remove such sign or decoration within five (5) days after Landlord’s written notice, Landlord may enter upon the Premises and remove said sign or decoration and Tenant agrees to pay Landlord, as additional rent upon demand, the cost of such removal. At the termination of this Lease, Tenant shall remove any sign which it has placed on the Parcel or Building, and shall repair any damage caused by the installation or removal of such sign.

Subject to the foregoing, the following criteria shall apply:

MONUMENT SIGNAGE:

1.	Tenant will submit to Landlord for Landlord’s approval two (2) sets of detailed drawings not less than two weeks prior to the fabrication and installation of any sign.

2.	Tenant and/or Tenant’s sign company will be responsible for obtaining all necessary city permits, and providing copies thereof to Landlord at Landlord’s request, before any signs are fabricated and installed.

FRONT ENTRANCE SIGNAGE (ON GLASS DOOR):

1.	Tenant’s name shall be in 3” vinyl copy. Tenants with a registered trademark or logo and letter style will be allowed to use their trademark or logo and letter style, subject to the prior approval of Landlord and city authorities.

2.	Additional information such as hours and days of operation shall be in 7/8” vinyl copy.

3.	Width of signage on front door shall not exceed thirty inches (30”).

Landlord:

Tenant:

G-1

EXHIBIT H

HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE - EXAMPLE

Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as Tenant. After a lease agreement is signed by you and the Landlord (the “Lease Agreement”), on an annual basis in accordance with the provisions of Section 27 of the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. The information contained in the initial Hazardous Materials Disclosure Certificate and each annual certificate provided by you thereafter will be maintained in confidentiality by Landlord subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the Premises are located, (iii) Landlord to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Landlord:	Sequoia M & P LLC
c/o JP DINAPOLI COMPANIES, INC.
99 Almaden Boulevard, Suite 565
San Jose, California 95113
Attn: _____________________________
Phone: (408) 998-2404

Name of (Prospective) Tenant: Ruckus Wireless, Inc.

Mailing Address: ________________________________________________________________________________________

_______________________________________________________________________________________________________

Contact Person, Title and Telephone Number(s): ________________________________________________________________

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s):

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

Address of (Prospective) Premises: _________________________________________________________________________

Length of (Prospective) Initial Term: _________________________________________________________________________

_______________________________________________________________________________________________________

1.	General Information:

Describe the initial proposed operations to take place in, on,- or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing Tenants should describe any proposed changes to on-going operations.

2.	Use, Storage and Disposal of Hazardous Materials

2.1 Will any Hazardous Materials be used, generated, stored or disposed of in, on or about the Premises? Existing Tenants should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

Wastes	Yes ☐	No ☐
Chemical Products	Yes ☐	No ☐
Other	Yes ☐	No ☐

If Yes is marked, please explain: _________________________________________________

___________________________________________________________________________

___________________________________________________________________________

2.2 If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws); and the proposed location(s) and method of disposal for each Hazardous

G-1

Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing Tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year’s certificate.

3.	Storage Tanks and Sumps

3.1 Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing Tenants should describe any such actual or proposed activities.

Yes ☐	No ☐

If yes, please explain:

4.	Waste Management

4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing Tenants should describe any additional identification numbers issued since the previous certificate.

Yes ☐	No ☐

4.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing Tenants should describe any new reports filed.

Yes ☐	No ☐

If yes, attach a copy of the most recent report filed.

5.	Wastewater Treatment and Discharge

5.1 Will your company discharge wastewater or other wastes to:

storm drain?	sewer?
surface water?	no wastewater or other wastes discharged.

Existing Tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).

5.2 Will any such wastewater or waste be treated before discharge?

Yes ☐	No ☐

If yes, describe the type of treatment proposed to be conducted. Existing Tenants should describe the actual treatment conducted.

6.	Air Discharges

6.1 Do you plan for any air filtration systems or stacks to be used in your company’s operations in, on or about the Premises that will discharge into the air, and will such air emissions be monitored? Existing Tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

Yes ☐	No ☐

If yes, please describe:

6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing Tenants should specify any such equipment being operated in, on or about the Premises.

Spray booth(s)	Incinerator(s)
Dip tank(s)	Other (Please describe)

G-1

Drying oven(s)	No Equipment Requiring Air Permits

If yes, please describe:

7.	Hazardous Materials Disclosures

7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan (“Management Plan”) pursuant to Fire Department or other governmental or regulatory agencies’ requirements? Existing Tenants should indicate whether or not a Management Plan is required and has been prepared.

Yes ☐	No ☐

If yes, attach a copy of the Management Plan. Existing Tenants should attach a copy of any required updates to the Management Plan.

7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing Tenants should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

Yes ☐	No ☐

If yes, please explain:

8.	Enforcement Actions and Complaints

8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing Tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

Yes ☐	No ☐

If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing Tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of Section 27 of the signed Lease Agreement.

8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

Yes ☐	No ☐

If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Landlord. Existing Tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Section 27 of the signed Lease Agreement.

8.3 Have there been any problems or complaints from adjacent Tenants, owners or other neighbors at your company’s current facility with regard to environmental or health and safety concerns? Existing Tenants should indicate whether or not there have been any such problems or complaints from adjacent Tenants, owners or other neighbors at, about or near the Premises.

Yes ☐	No ☐

If yes, please describe. Existing Tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement.

G-1

9.	Permits and Licenses

9.1 Attach copies of all Hazardous Materials permits and licenses including a Transporter Permit number issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing Tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that (A) this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit; (B) that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Section 27 of the Lease Agreement; and (C) that Tenant shall have and retain full and complete responsibility and liability with respect to any of the Hazardous Materials disclosed in the HazMat Certificate in accordance with Section 27 of the Lease, notwithstanding Landlord’s/Tenant’s receipt and/or approval of such certificate. Tenant further agrees that none of the following described acts or events shall be construed or otherwise interpreted as either (a) excusing, diminishing or otherwise limiting Tenant from the requirement to fully and faithfully perform its obligations under the Lease with respect to Hazardous Materials, including, without limitation, Tenant’s indemnification of the Indemnitees and compliance with all Environmental Laws, or (b) imposing upon Landlord, directly or indirectly, any duty or liability with respect to any such Hazardous Materials, including, without limitation, any duty on Landlord to investigate or otherwise verify the accuracy of the representations and statements made therein or to ensure that Tenant is in compliance with all Environmental Laws; (i) the delivery of such certificate to Landlord and/or Landlord’s acceptance of such certificate, (ii) Landlord’s review and approval of such certificate, (iii) Landlord’s failure to obtain such certificate from Tenant at any time, or (iv) Landlord’s actual or constructive knowledge of the types and quantities of Hazardous Materials being used, stored, generated, disposed of or transported on or about the Premises by Tenant or Tenant’s Representatives. Notwithstanding the foregoing or anything to the contrary contained herein, the undersigned acknowledges and agrees that Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement.

I (print name)                                         , acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.

(Prospective) Tenant:

By:
Title:
Date:

G-1